UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ascend Wellness Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

ASCEND WELLNESS HOLDINGS, INC.
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON
FRIDAY, MAY 6, 2022

TO THE HOLDERS OF SHARES OF COMMON STOCK:

Notice is hereby given that an annual meeting (the “Meeting”) of the holders of shares of common stock of Ascend Wellness Holdings, Inc. (the “Company”) will be held in person and by way of a live audio webcast at https://web.lumiagm.com/218648002, on Friday, May 6, 2022 at 10:00 a.m. (EDT) for the following purposes:

1.	to elect directors of the Company;

2.	to ratify the appointment of Macias Gini & O'Connell LLP as the independent registered public accounting firm of the Company;

3.	to approve the adoption of the Company’s 2021 stock incentive plan;

4.	to approve the adoption of the Company’s 2021 employee stock purchase plan; and

5.	to transact such other business as may properly be brought before the Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying proxy statement (the “proxy statement”) provides additional information relating to the matters to be dealt with at the Meeting, including detailed instructions for the Meeting, and forms a part of this Notice of Meeting.

The Board of Directors of the Company has fixed March 15, 2022 as the record date for the Meeting. Stockholders of record at the close of business on this date are entitled to notice of the Meeting and to vote thereat or at any adjournment or postponement thereof.

Meeting Format

The health and safety of the Company’s employees, directors and stockholders are of the utmost importance and, in light of the growing risks emerging from the COVID-19 pandemic, the Company will be hosting an entirely virtual annual meeting of stockholders in 2022. Stockholders will not be able to attend the Meeting in person.

The Meeting will be conducted as a virtual-only meeting of stockholders by way of a live audio webcast through the Lumi/AST Virtual AGM platform (the “Virtual Platform”). Registered stockholders can attend the Meeting online at https://web.lumiagm.com/218648002 by clicking “I have a control number” and then enter your unique 13-digit control number located on your form of proxy and the password “ascend2022” (case sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. Beneficial stockholders (being stockholders who hold their shares of common stock through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxyholder will be able to attend as a guest and view the webcast but not be able to participate or vote at the Meeting.

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If you are a registered stockholder and choose to vote at the Meeting rather than through the use of the provided form of proxy and below instructions, or should you desire to vote at the Meeting after completing and submitting the form of proxy, thereby overriding your selections contained therein, you are able to do so through the Virtual Platform by voting on the left-hand side of the screen or as otherwise directed during the Meeting, which will become available to you when the voting portion of the Meeting opens. Your results will be instantaneously tabulated and included in the final Scrutineer’s Report, which will become available to the Company once the voting portion of the Meeting has closed. See “Instructions for the Meeting” on page 5 of the proxy statement for detailed instructions on how to vote at the Meeting.

If a stockholders receives more than one form of proxy because such holder owns shares of common stock of different classes or registered in different names or addresses, each form of proxy should be completed and returned. If you are a registered stockholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy or voting instruction form in accordance with the instructions provided to you by your broker or by the other intermediary.

Notice and Access

The Company has elected to use the notice-and-access provisions under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (the “Notice-and-Access Provisions”). The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to stockholders by allowing the Company to post the proxy statement and any additional materials online. The notice you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone or by mail.

Stockholders will still receive the Notice and a form of proxy and may choose to receive a paper copy of (i) the proxy statement; (ii) the Company’s Annual Report on Form 10-K, together with any document, or the pertinent pages of any document, incorporated therein by reference, and/or (iii) the Company’s audited financial statements for the most recently completed financial year, together with the report of the auditor thereon, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.

The Company will not use the procedure known as “stratification” in relation to the use of Notice-and-Access Provisions. Stratification occurs when a reporting issuer using the Notice-and-Access Provisions provides a paper copy of the proxy statement to some stockholders with this notice package. In relation to the Meeting, all stockholders will receive the required documentation under the Notice-and-Access Provisions, which will not include a paper copy of the proxy statement.

Please review the proxy statement carefully and in full prior to voting, as the proxy statement has been prepared to help you make an informed decision on the matters to be acted upon. The proxy statement and other meeting materials are available on the website of the Company’s transfer agent, Odyssey Trust Company at https://odysseytrust.com/client/ascend-wellness-holdings-inc/, and under the Company’s SEDAR profile at www.sedar.com and on EDGAR at www.sec.gov. Any stockholder who wishes to receive a paper copy of the proxy statement should contact Odyssey Trust Company (Canada) at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America) or ascendwellness@odysseytrust.com. Any requests for material received before the meeting date should be fulfilled within five business days. Stockholders may also use the toll-free number noted above to obtain additional information about the Notice-and-Access Provisions.

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Stockholders who cannot attend the Meeting may vote by proxy. Instructions on how to complete and return the proxy are provided with the form of proxy and are described in the proxy statement. To be valid, proxies must be received by Odyssey Trust Company by mail at 702 - 67 Yonge Street, Toronto, ON M5E 1J8 or by fax to (800) 517-4553 (toll-free) or by email to proxy@odysseytrust.com, or by internet voting through https://login.odysseytrust.com/pxlogin, no later than 10:00 a.m. (EDT) on May 4, 2022, or if the Meeting is adjourned, no later than 10:00 a.m. on the second business day preceding the day to which the Meeting is adjourned.

We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Virtual Platform beginning at 9:00 a.m. (EDT) on May 6, 2022. The Meeting will begin promptly at 10:00 a.m. (EDT) on May 6, 2022. If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://www.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance or please call Odyssey at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America). Support will be available starting at 7:00 a.m. (EDT) on May 6, 2022 and will remain available until the Meeting has finished.

The proxy statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, this Notice of Meeting. Additional information about the Company and its financial statements are also available under the Company's SEDAR profile at www.sedar.com and profile on the SEC’s website at www.sec.gov.

Dated at New York, New York, USA this 25th day of March, 2022.

BY ORDER OF THE BOARD

/s/ Abner Kurtin
Chair and Chief Executive Officer

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PROXY STATEMENT OF ASCEND WELLNESS HOLDINGS, INC.
(the “proxy statement”)

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PROXY STATEMENT

The information contained in this proxy statement (“proxy statement”) is furnished in connection with the solicitation of proxies to be used at the annual meeting of stockholders of Ascend Wellness Holdings, Inc. (the “Company”) to be held by way of a live audio webcast through the Lumi/Odyssey Virtual AGM platform (the “Virtual Platform”) at https://web.lumiagm.com/218648002, password “ascend2022” (case-sensitive), on Friday, May 6, 2022 at 10:00 a.m. (EDT) (the “Meeting”), and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The health and safety of the Company’s employees, directors and stockholders are of the utmost importance and, in light of the growing risks emerging from the novel coronavirus (“COVID-19”) pandemic, the Company will be hosting an entirely virtual annual meeting of stockholders in 2022.

The Meeting will be conducted solely as a virtual-only meeting of stockholders via a live audio webcast through the Virtual Platform. Registered stockholders or duly appointed proxyholders can attend the Meeting online at https://web.lumiagm.com/218648002 by clicking “I have a control number” and entering your unique 13-digit control number located on your form of proxy, followed by the password “ascend2022” (case-sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. See “Instructions for the Meeting,” below. It is expected that the solicitation will be made primarily by mail on or about March 25, 2022, but proxies may also be solicited personally by directors, officers or regular employees of the Company. The solicitation of proxies by this proxy statement is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by the Company.

Except as otherwise indicated, information in this proxy statement is given as of March 14, 2022.

NOTICE-AND-ACCESS

The Company has elected to use the notice-and-access provisions under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (the “Notice-and-Access Provisions”). The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to stockholders by allowing the Company to post the proxy statement and any additional materials online. The notice you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone or by mail.

Stockholders’ access to our proxy materials via the Internet is more environmentally friendly as it will help reduce paper use and will also reduce the cost of printing and mailing the proxy materials to stockholders. Stockholders will still receive the Notice and a form of proxy and may choose to receive a paper copy of (i) the proxy statement; (ii) the Company’s Annual Report on Form 10-K, together with any document, or the pertinent pages of any document, incorporated therein by reference, and/or (iii) the Company’s audited financial statements for the most recently completed financial year, together with the report of the auditor thereon, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.

Please review the proxy statement carefully and in full prior to voting, as the proxy statement has been prepared to help you make an informed decision on the matters to be acted upon. The proxy statement and other meeting materials are available on the website of the Company’s transfer agent, Odyssey Trust Company at https://odysseytrust.com/client/ascend-wellness-holdings-inc/, and under the Company’s SEDAR profile at www.sedar.com and on EDGAR at www.sec.gov. Any stockholder who wishes to receive a paper copy of the proxy statement should contact Odyssey Trust Company (Canada) at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America) or ascendwellness@odysseytrust.com. Any requests for material received before the meeting date should be fulfilled within three business days. Stockholders may also use the toll-free number noted above to obtain additional information about the Notice-and-Access Provisions.

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The Company will not use the procedure known as “stratification” in relation to the use of Notice-and-Access Provisions. Stratification occurs when a reporting issuer using the Notice-and-Access Provisions provides a paper copy of the proxy statement to some stockholders with this notice package. In relation to the Meeting, all stockholders will receive the required documentation under the Notice-and-Access Provisions, which will not include a paper copy of the proxy statement.

The holders of a majority of the voting power of the stock issued and outstanding shall constitute a quorum for the transaction of business at all meetings of stockholders. In the event that a quorum is not present at the time fixed for holding the Meeting, the Meeting shall stand adjourned to such date and to the same day in the next week at the same time and place.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the form of proxy accompanying this proxy statement are officers and/or directors of the Company (the “Nominees”). A stockholder of the Company has the right to appoint a person other than the persons specified in such form of proxy and who need not be a stockholder of the Company to attend and act for the stockholder and on the stockholder’s behalf at the Meeting. Such right may be exercised by striking out the names of the persons specified in the proxy, inserting the name of the person to be appointed in the blank space provided in the proxy, signing the proxy and returning it in the reply envelope by mail, or submitting it through the Internet, in the manner set forth in the accompanying Notice of Meeting.

Stockholders who wish to appoint a person other than the Nominees identified in the form of proxy or voting instruction form (including a non-registered stockholder who wishes to appoint themselves to attend the Meeting) must carefully follow the instructions in the attached proxy statement and on their form of proxy or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Odyssey Trust Company (“Odyssey”), after submitting the form of proxy or voting instruction form. Failure to register the proxyholder with Odyssey will result in the proxyholder not receiving a control number to participate in the Meeting and only being able to attend as a guest. Guests will be able to listen to the Meeting but will not be able to vote.

You must complete the additional step of registering the proxyholder by emailing Odyssey at ascendwellness@odysseytrust.com by no later than 10:00 a.m. (EDT) on May 4, 2022.

A stockholder of the Company who has given a proxy may revoke it by an instrument in writing, including another completed form of proxy, executed by the stockholder or the stockholder’s attorney authorized in writing, deposited at the registered office of the Company, or at the offices of Odyssey by mail to 702 - 67 Yonge Street, Toronto, ON M5E 1J8 or by fax to (800) 517-4553 or by email to proxy@odysseytrust.com, or by internet voting through https://login.odysseytrust.com/pxlogin, up to 12:00 p.m. (EDT) on the third business day preceding the date of the Meeting, or any adjournment thereof.

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VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES

The Nominees named in the enclosed form of proxy will vote the shares of common stock in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions thereon. If a stockholder of the Company specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such instructions, such shares will be voted in favor of each of the matters referred to herein.

The enclosed form of proxy confers discretionary authority upon the Nominees named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this proxy statement, the management of the Company knows of no such amendments, variations, or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgement of the named proxy holder.

VOTING BY NON-REGISTERED STOCKHOLDERS

Only registered stockholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, common shares owned by a person (a “non-registered owner”) are registered either (a) in the name of an intermediary (an “Intermediary”) that the non-registered owner deals with in respect of the common shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada (“CDS”), or The Depository Trust Company in the United States) of which the Intermediary is a participant.

In accordance with applicable laws, non-registered owners who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“Non-Objecting Beneficial Owners,” or “NOBOs”) will receive by mail: (i) a voting information form which is not signed by the Intermediary and which, when properly completed and signed by the non-registered holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “Voting Instruction Form”); (ii) a letter from the Company with respect to the notice and access procedure; and (iii) the request for financial statements form (collectively, the “Notice and Access Package”). The proxy statement and the Notice of Meeting may be found at and downloaded from https://odysseytrust.com/client/ascend-wellness-holdings-inc/.

NOBOs who have standing instructions with the Intermediary for physical copies of the proxy statement will receive by mail the Notice and Access Package, the proxy statement and the Notice of Meeting.

Intermediaries are required to forward the Notice and Access Package to non-registered owners who have advised their Intermediary that they object to the Intermediary providing their ownership information (“Objecting Beneficial Owners,” or “OBOs”) unless an OBO has waived the right to receive them. Often, Intermediaries will use service companies to forward proxy-related materials to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:

(a)	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the non-registered owner when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

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(b)	be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit non-registered owners to direct the voting of the common shares they beneficially own. Should a non-registered owner who receives either form of proxy wish to vote at the Meeting if a ballot is called, the non-registered owner should strike out the persons named in the form of proxy and insert the non-registered owner’s name in the blank space provided. Non-registered owners should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.

Management of the Company does not intend to pay for Intermediaries to forward the Notice and Access Package to OBOs. An OBO will not receive the Notice and Access Package unless the Intermediary assumes the cost of delivery.

BROKER NON-VOTES AND ABSTENTIONS

In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. Other than the proposal for the ratification of the appointment of Macias Gini and O’Connell LLP as our auditors for the fiscal year ended December 31, 2022, all of the other matters to be voted on at the Meeting are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any broker non-votes will have no impact in the election of directors or any other matter to be voted on at the Meeting. For purposes of the Company’s majority voting requirements set forth in its bylaws which apply to all matters to be voted on at the Meeting, except for the vote of directors, a broker non-vote is not considered to be a vote withheld.

An “ABSTAIN” vote, which is available for Proposals 2 through 4, will have the effect of a vote “AGAINST” those proposals.

DISTRIBUTION OF MEETING MATERIALS TO NON-OBJECTING BENEFICIAL OWNERS

The Notice and Access Package is being sent to both registered and non-registered owners of the securities using notice and access pursuant to applicable laws. Electronic copies of the proxy statement and the Notice of Meeting may be found and downloaded from https://odysseytrust.com/client/ascend-wellness-holdings-inc/. If you are a NOBO, and the Company or its agent has sent the Notice and Access Package directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.

The Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice and Access Package to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

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VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The authorized capital of the Company consists of 750,000,000 shares of Class A common stock, $0.001 par value per share (“Class A Common Shares”), 100,000 shares of Class B common stock, $0.001 par value per share (“Class B Common Shares”), and 10,000,000 shares of preferred stock, $0.001 par value per share. As of March 14, 2022, the Company had issued and outstanding 173,305,018 Class A Common Shares, 65,000 Class B Common Shares, and no preferred shares.

The Company will make a list of all persons who are registered holders of Class A Common Shares and Class B Common Shares as of the close of business on March 15, 2022 (the “Record Date”) and the number of Common Shares registered in the name of each person on that date. Each stockholder as of the Record Date is entitled to one vote for each Class A Common Share registered in his, her or its name as it appears on the list on all matters which come before the Meeting. Each stockholder as of the Record Date is entitled to 1,000 votes for each Class B Common Share registered in his, her or its name as it appears on the list on all matters which come before the Meeting. The Class B Common Shares are convertible into Class A Common Shares on a one-for-one basis at any time at the option of the holders thereof and automatically in certain other circumstances. The Class A Common Shares may be considered “restricted securities” within the meaning of such term under applicable Canadian securities laws, given the different voting rights attached to the Class A Common Shares relative to the Class B Common Shares. As of the date hereof, the outstanding Class A Common Shares represent 73% and the Class B Common Shares represent 27%, in each case, of the aggregate voting rights attached to the outstanding shares of common stock of the Company. The Class A Common Shares and the Class B Common Shares are substantially identical with the exception of the multiple voting and conversion rights attached to the Class B Common Shares.

To the knowledge of the directors and Named Executive Officers (as defined herein) of the Company, as of March 14, 2022, except for AGP Partners, LLC and Abner Kurtin, as set out forth in our beneficial ownership table below, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to be voted at the Meeting. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” below

INSTRUCTIONS FOR THE MEETING

This year, the Meeting will be in a completely virtual format. There will be no physical Meeting location. The Meeting will be conducted by way of a live audio webcast through the Virtual Platform with integrated slides and real-time balloting.

Instructions on Voting at the Meeting

Registered stockholders and duly appointed proxyholders will be able to attend the Meeting and vote in real time, provided they are connected to the internet and follow the instructions in this proxy statement. Non-registered stockholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests but will not be able to vote at the Meeting.

Stockholders who wish to appoint a person other than the Nominees identified in the form of proxy or voting instruction form (including a non-registered stockholder who wishes to appoint themselves to attend the Meeting) must carefully follow the instructions in this proxy statement and on their form of proxy or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Odyssey, after submitting the form of proxy or voting instruction form. Failure to register the proxyholder with Odyssey will result in the proxyholder not receiving a control number to participate in the Meeting and only being able to attend as a guest. Guests will be able to listen to the Meeting but will not be able to vote.

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We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Meeting Virtual Platform beginning at 9:00 a.m. (EDT) on May 6, 2022. The Meeting will begin promptly at 10:00 a.m. (EDT) on May 6, 2022.

How to Vote

You have two ways to vote your shares:

•	by submitting your form of proxy or other voting instruction form as per instructions indicated; or

•	during the Meeting by online ballot, when called for, through the Virtual Platform.

Registered stockholders and duly appointed proxyholders (including non-registered stockholders who have duly appointed themselves as proxyholder) that attend the Meeting online will be able to vote by completing a ballot online, when called for, during the Meeting through the Virtual Platform.

Guests (including non-registered stockholders who have not duly appointed themselves as proxyholder) can log into the Meeting as set out below. Guests will be able to listen to the Meeting but will not be able to vote during the Meeting.

To Access and Vote at the Meeting:

•	Step 1: Log into the Virtual Platform online at https://web.lumiagm.com/218648002

•	Step 2: Follow these instructions:

Registered stockholders: Click “I have a control number” and then enter your unique 13-digit control number and password “ascend2022” (case-sensitive). The 13-digit number located on the form of proxy received from Odyssey is your control number. If you use your control number to log into the Meeting, any vote you cast at the Meeting will revoke any proxy you previously submitted. If you do not wish to revoke a previously submitted proxy, you should not vote during the Meeting.

Duly appointed proxyholders: Click “I have a control number” and then enter your unique 13-digit control number and the password “ascend2022” (case sensitive). Proxyholders who have been duly appointed and registered with Odyssey as described in this proxy statement will receive a control number by email from Odyssey after the proxy voting deadline has passed.

Guests: Click “Guest” and then complete the online form.

It is your responsibility to ensure internet connectivity for the duration of the Meeting and you should allow ample time to log into the Virtual Platform before the Meeting begins.

Non-Registered Stockholders/Appointees Obtaining a Control Number to Vote During the Meeting

You must complete the additional step of registering the proxyholder by calling Odyssey at (888) 290-1175 (within North America) or (587) 855-0960 (outside of North America) by no later than 10:00 a.m. (EDT) on May 4, 2022. Failing to register your proxyholder online will result in the proxyholder not receiving a control number, which is required to vote at the Meeting.

Non-registered stockholders who have not duly appointed themselves as proxyholder will not be able to vote at the Meeting but will be able to participate as a guest.

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Submission of Questions

You may submit questions during the Meeting if in receipt of a Control Number. Once logged into the Virtual Platform at https://web.lumiagm.com/218648002, you may type and submit any questions you have where indicated.

Questions pertinent to Meeting matters will be answered during the Meeting, subject to time constraints and at management’s discretion. Questions regarding personal matters or questions that are not pertinent to Meeting matters will not be answered.

If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://www.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance or please call Odyssey at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America). Support will be available starting at 7:00 a.m. (EDT) on May 6, 2022 and will remain available until the Meeting has finished.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

To the knowledge of the directors and executive officers of the Company and except as set out herein, no director or executive officer of the Company, any proposed nominee for election as director of the Company, or any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, other than the election of directors.

OVERVIEW OF MATTERS TO BE ACTED UPON AT THE MEETING

Our Board unanimously recommends that you vote “FOR” each of the matters referred to herein.

Proposal 1 - Election of Directors

The board of directors of the Company (the “Board”) may consist of such number of members as the Board shall designate from time to time. Directors are elected on an annual basis and serve until their successors are duly elected and qualified. The Board is currently composed of five directors, and the Board is proposing that the following five directors be elected at the Meeting: Abner Kurtin, Joseph Hinrichs, Emily Paxhia, Francis Perullo and Scott Swid.

The Company has adopted an advance notice requirement in its bylaws for nominations of directors by stockholders. Among other things, the advance notice requirement fixes a deadline by which stockholders must submit to the Company a notice of director nominations prior to any annual or special meeting of stockholders at which directors are to be elected and sets forth the information that a stockholder must include in the notice for it to be valid. As of the date hereof, the Company has not received notice of any director nominations in connection with the Meeting. As the date to receive notice for a director nomination has passed, no director nominations may be made other than those set out in this proxy statement.

Our stockholders do not have the ability to cumulate votes for the election of directors. Director candidates must be approved by a plurality of the shares present in person or by proxy at the Meeting and entitled to vote on the election of directors. A plurality means that if shareholders are electing five directors, the five director nominees receiving the highest number of votes will be elected. Stockholders do not have the right to cumulate their vote for directors. Except in respect of matters relating to the election of directors, or as otherwise provided in our certificate of incorporation or required by law, all matters to be voted on by our stockholders must be approved by a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the subject matter.

The following table provides the names of and information for the nominees for election as directors of the Company (the “Nominees”). The persons named in the enclosed form of proxy intend to vote “FOR” the election of each of the Nominees. The Board does not contemplate that any of the Nominees will be unable to serve as a director. All directors so elected will hold office until the next annual meeting of stockholders or until their successors are elected or appointed, unless their office is vacated earlier in accordance with the bylaws of the Company or the provisions of the Delaware General Corporation Law. Unless otherwise indicated, the address of each director in the table set forth below is: care of Ascend Wellness Holdings, Inc., 1411 Broadway, 16th Floor, New York, NY 10018.

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The following table sets out, as of March 14, 2022, the name of each current director, each proposed by the Board to be nominated for re-election as a director of the Company at the Meeting, their respective positions and the period during which they have served as a director of the Company.

Name	Position(s)	Director Since	Age
Abner Kurtin	Chair and Chief Executive Officer, Audit Committee and Compensation and Corporate Governance Committee member	2021	55
Joseph Hinrichs	Director, Audit Committee and Compensation and Corporate Governance Committee member	2021	55
Emily Paxhia	Director, Compensation and Corporate Governance Committee Chair	2021	41
Francis Perullo	Director, President, Chief Strategy Officer and Secretary	2021	45
Scott Swid	Director, Audit Committee Chair	2021	54

Director Biographies

The biographies of the proposed nominees for the Board are set out below:

Abner Kurtin

Mr. Kurtin is our Chief Executive Officer and serves on our board, positions he has held since May 2018. He has served as Chief Executive Officer since our founding in 2018 and as our President from May 2018 to February 2022. Prior to founding our company, Mr. Kurtin founded K Capital Partners, a multibillion-dollar hedge fund, in 2000 and served with the company through April 2009, and was managing member of Ca2 Group, a high-end real estate development firm in Massachusetts, from January 2010 to January 2018. He started his career at The Baupost Group as a Managing Director. He previously served as a member of the President's Council of Massachusetts General Hospital and Chairman of the Hill House. Mr. Kurtin holds an undergraduate degree from Tufts University and a M.B.A. from Harvard University. Mr. Kurtin is qualified to serve as a director due to his in-depth knowledge of the cannabis industry and our Company.

Joseph Hinrichs

Joseph Hinrichs is currently Chairman of the Board of Exide Technologies, Senior Advisor at Boyden, Operating Advisor at Assembly Ventures, Strategic Advisor at MicroDrive, and a Member of the Board of Directors at WaveSense. From May 2019 to March 2020, Mr. Hinrichs served as President, Automotive, at Ford Motor Company. Prior to serving in this capacity, he served as President, Global Operations for two years. He also was President, The Americas, from late 2012 to May, 2017 and President, Asia Pacific and Africa, from December 2009 to December, 2012. Mr. Hinrichs served in various other leadership roles at Ford from December 2000 to December 2009, including the head of Global Manufacturing & Labor Affairs and President & CEO of Ford Canada. Prior to joining Ford, he was a partner and senior vice president of Ryan Enterprises Group, a manufacturing investment group in Chicago. Earlier in his career, he spent 10 years at General Motors in various positions in engineering and manufacturing, including plant manager. Mr. Hinrichs earned a bachelor’s degree in electrical engineering magna cum laude from the University of Dayton (Ohio) in 1989, and a master’s degree in business administration from the Harvard Business School in 1994 as a GM Fellow. Mr. Hinrichs is qualified to serve as a director due to his extensive operational expertise and experience as a leader of a major corporation.

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Emily Paxhia

Ms. Paxhia is a co-founder and Managing Director of Poseidon Investment Management, which has three private funds and seven special purpose vehicles dedicated to cannabis and hemp related investments, and has served in such role since 2013. Poseidon has over 30 portfolio companies across several verticals in the industry in the United States and abroad. She is currently a director of Flowhub, LLC (from 2015 to present), a compliance technology solution, Headset, Inc. (from 2015 to present), a data analytics and insights platform and served on the board of the Marijuana Policy Project, a cannabis policy reform organization. Ms. Paxhia earned a B.A. in Psychology from Skidmore College. Ms. Paxhia has served on our board since September 2018. Ms. Paxhia is qualified to serve as a director due to her extensive experience in the cannabis industry, as well as her background in sourcing, negotiating and managing investments.

Francis Perullo

Mr. Perullo is the co-founder of our Company. He currently serves as President (since February 2022), our secretary, our Chief Strategy Officer (since May 2018), and a member of our board since May 2018. In 2015, prior to co-founding our Company, Mr. Perullo founded the Novus Group, a consulting firm that advises government and commercial clients, and he currently serves as principal. Prior to founding the Novus Group, Mr. Perullo founded and served as president of Sage Systems, one of the leading providers of web-based campaign management software, from 2002 to 2015. Mr. Perullo’s successful entrepreneurial career and deep knowledge of the cannabis industry and our Company make him qualified to as a director.

Scott Swid

Mr. Swid is the General Partner and managing owner of Venturi Grand Prix. He is the general partner and Managing Member of SLS Management (“SLS”). Prior to starting SLS in 1999, Mr. Swid was a senior portfolio manager at Kingdon Capital Management Company and an analyst at Perry Capital. Scott is a member of the Advisory Council for Stanford University’s Freeman Spogli Institute for International Studies and Chairman of the Board of Directors at the Henry Street Settlement. Mr. Swid is also a member of the Council on Foreign Relations. Mr. Swid received a MBA from Harvard Business School and a BA in History from Stanford University. Mr. Swid has served on our board since September 2018. Mr. Swid is qualified to serve as a director due to his experience in the financial services industry and his knowledge and experience in the cannabis industry.

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Director Independence

For purposes of this proxy statement, the independence of our directors is determined under the corporate governance rules of the New York Stock Exchange (the “NYSE”). While we are not listed on the NYSE, we believe NYSE rules represent corporate governance best practices and we believe our Board should follow best practices. The independence rules of the NYSE include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with us either directly or as a partner, stockholder or officer of an organization that has a relationship with us. It has been determined that three of our five directors are independent persons under the independence rules of the NYSE: Emily Paxhia, Joseph Hinrichs and Scott Swid.

Cease Trade Orders, Bankruptcies, Penalties or Sanctions

To the knowledge of the Company, no director nominee set forth in this proxy statement:

(a) is, as of the date hereof, or has been, within 10 years before the date of this proxy statement, chief executive officer or chief financial officer of any company (including the Company) that, (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

(b) is, as of the date hereof, or has been, within 10 years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c) has, within the 10 years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director, state the fact.

Board Leadership Structure

Our bylaws provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer. Abner Kurtin serves as both Chair of our Board and our Chief Executive Officer. We believe having a single person serve as both Chair of our Board and our Chief Executive Officer is the most effective leadership structure for us at this time.

As Chair of the Board, Mr. Kurtin’s key responsibilities include facilitating communication between our Board and management, assessing management’s performance, managing board members, preparation of the agenda for each board meeting, acting as Chair of board meetings and meetings of our Company’s stockholders and managing relations with stockholders, other stakeholders and the public.

Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when an interested director is Chair of the Board, but we will take steps to ensure that adequate structures and processes are in place to permit our Board to function independently of management. The directors are able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.

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The Board held a total of three meetings during the year ended December 31, 2021. The following table shows the number of Board meetings each director attended during that period.

Name	Number of Board Meetings Held While a Director	Number of Board Meetings Attended
Abner Kurtin	3	3
Francis Perullo	3	3
Scott Swid	3	3
Emily Paxhia	3	3
Joseph Hinrichs	3	3

During 2021, each director attended 100% of the total number of meetings of the Board (held during the period for which he or she was a director) and more than 75% of the total number of meetings held by all committees of the Board on which he or she served (during the periods he or she served).

Board members are not required, but are expected to make every effort, to attend the Annual Meeting of stockholders.

Contact with the Board of Directors

Stockholders may send communications to the entire Board, to a particular committee, or to an individual director. The mailing address is Ascend Wellness Holdings, Inc., 1411 Broadway, 16th Floor, New York, NY 10018, attention: Investor Relations. The letter should state that the sender is a current stockholder.

Board Role in Risk Oversight

The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing our Company and our Company’s general risk management strategy. While the Board oversees the Company, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Board Committees

Our Board has established (i) an audit committee and (ii) a compensation and corporate governance committee. The Board has adopted written charters for each of these committees which can be found in the “Investors” section of the Company’s website at https://awholdings.com. A brief description of each committee is set out below.

Audit Committee

The Audit Committee of the Board assists our Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information that we provide to regulatory authorities and our stockholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

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The members of the Audit Committee are:

Name of Member	Independent(1)	Financially Literate(2)	Audit Committee Financial Expert
Scott Swid	Yes	Yes	Yes
Joseph Hinrichs	Yes	Yes	No
Abner Kurtin	No	Yes	No

Notes:

(1)	A member of the Audit Committee is independent if he or she has no direct or indirect ‘material relationship’ with us. A material relationship is a relationship which could, in the view of our Board, reasonably interfere with the exercise of a member’s independent judgment. Any of our executive officers, such as the President or Secretary, are deemed to have a material relationship with us.

(2)	A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by our financial statements.

Each member of the Audit Committee has experience relevant to his or her responsibilities as an Audit Committee member. See “Director and Executive Officer Biographies” for a description of the education and experience of each Audit Committee member.

Our audit committee operates under a written charter that satisfies applicable securities rules and regulations and the listing standards of the CSE. The Audit Committee’s principal duties and responsibilities include assisting the Board in discharging the oversight of: (i) our internal audit function; (ii) the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements; (iii) compliance with legal and regulatory requirements; (iv) external auditors’ qualifications and independence; (v) the work and performance of financial management and external auditors; and (vi) system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and risk management established by management and the Board. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.

Change of Auditor

Marcum LLP (“Marcum”) was the Company's auditor for the fiscal year ended December 31, 2020 and audited the Company's financial statements prepared in connection with the Company's initial public offering. Marcum served as the Company's independent public through the interim period ended September 28, 2021.

On September 28, 2021, the Company notified Marcum that it was being dismissed as the Company’s independent registered public accounting firm effective September 28, 2021. The decision to dismiss Marcum as the Company’s independent registered public accounting firm was recommended by the Audit Committee and approved by the Board.

Marcum’s reports on the consolidated financial statements of Ascend Wellness Holdings, LLC as of and for the years ended December 31, 2020, and 2019 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

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During the two fiscal years ended December 31, 2020, and the subsequent interim periods through September 28, 2021, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports; or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except certain material weaknesses in the Company’s internal control over financial reporting, as discussed in the Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021.

On September 28, 2021, the Audit Committee, as authorized under the Audit Committee’s Charter, approved the appointment of Macias Gini & O'Connell LLP (“MGO”) as the Company's new auditor, effective immediately. In order to effect the change of auditors discussed above, the Company filed a Current Report on Form 8-K on EDGAR on October 1, 2021.

During the Company’s fiscal years ended December 31, 2020, and 2019, and the subsequent interim periods through September 28, 2021, neither the Company nor anyone acting on its behalf consulted with MGO with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and MGO did not provide either a written report or oral advice to the Company that MGO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) (a) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (b) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto or “reportable events as such term is defined in NI 51-102.

Attached to this proxy statement as Appendix C is a copy of the reporting package, as defined in NI 51-102, that was filed with the requisite securities regulatory authorities. The reporting package consists of (i) a letter from Marcum LLP; and (ii) a Current Report on Form 8-K.

Principal Accountant Fees and Services

Aggregate fees billed by our independent auditors, MGO, for the year ended December 31, 2021 and former independent auditors, Marcum, for the year ended December 31, 2020 are detailed in the table below.

Year Ended	Audit Fees(1)	Audit-Related Fees	Tax Fees(2)	All Other Fees
December 31, 2021	$375,000.00	$—	$160,300.00	$—
December 31, 2020	$325,068.00	$29,970.00	$—	$—

Notes:

(1)	“Audit Fees” are the aggregate fees billed by MGO LLP and Marcum in auditing the Company’s annual financial statements for the years ended 2021 and 2020, respectively.

(2)	“Tax Fees” are fees for professional services rendered by MGO LLP for tax compliance and planning.

Policy on Pre-Approval by our Audit Committee of Services Performed by Independent Auditors

Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility to review and approve the fees charged by the external auditors for audit services, and to review and approve all services other than audit services to be provided by the external auditors, and associated fees. All engagements and fees for the fiscal year ended December 31, 2021 were pre-approved by the Audit Committee.

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Compensation and Corporate Governance Committee

Our Compensation and Corporate Governance committee consists of Emily Paxhia, Joseph Hinrichs and Abner Kurtin. Emily Paxhia serves as the chair of our compensation and corporate governance committee. Emily Paxhia and Joseph Hinrichs meet the requirements of a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act.

Our Compensation and Corporate Governance committee is, among other things, be responsible for:

•	reviewing and approving the goals and objectives relating to the compensation of our executive officers, including any long-term incentive components of our compensation programs;

•	evaluating the performance of our executive officers in light of the goals and objectives of our compensation programs and determining each executive officer’s compensation based on such evaluation;

•	reviewing and approving, subject, if applicable, to stockholder approval, our compensation programs;

•	reviewing the operation and efficacy of our executive compensation programs in light of their goals and objectives;

•	reviewing and assessing risks arising from our compensation programs;

•	reviewing and recommending to the Board the appropriate structure and amount of compensation for our directors;

•	reviewing and approving, subject, if applicable, to stockholder approval, material changes in our employee benefit plans;

•	establishing and periodically reviewing policies for the administration of our equity compensation plans;

•	identifying, evaluating and recommending qualified nominees to serve on our Board;

•	considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;

•	developing and making recommendations to our Board regarding corporate governance guidelines and matters and periodically reviewing such guidelines and recommending any changes; and

•	overseeing annual evaluations of our Board’s performance, including committees of our Board and management.

Compensation Committee Interlocks and Insider Participation

Abner Kurtin, our Chief Executive Officer, served as a member of the Compensation and Corporate Governance Committee during the fiscal year ended December 31, 2021. There were no compensation committee “interlocks” during the year ended December 31, 2021, nor during any time in 2020 or to date in 2022, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation and Corporate Governance Committee.

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Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Compensation and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each Board committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Compensation and Corporate Governance Committee. The Compensation and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Compensation and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Compensation and Corporate Governance Committee does not have a formal policy that addresses director candidates recommended by stockholders because the Board believes that its current director solicitation processes and stockholder engagement are sufficient to incorporate stockholder involvement without a formal policy. Additionally, the Compensation and Corporate Governance Committee will consider director candidates recommended by stockholders, and its process and criteria for considering such recommendations are no different than its process and criteria for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Code of Business Conduct and Ethics

Our Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior officers. The full text of our code of business conduct and ethics is posted on the investor relations page on our website. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act.

Trading Restrictions

All of our executives, directors and certain other employees are subject to our insider trading policy, which prohibits trading in our securities while in possession of material undisclosed information about us. Under this policy, such individuals are also prohibited from entering into hedging transactions involving our securities, such as short sales, puts and calls.

Family and Certain Other Relationships

There are no family relationships among the members of the Board or the members of senior management of the Company. There are no arrangements or understandings with major stockholders, customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected.

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Proposal 2 - Ratification of Independent Registered Public Accounting Firm

The Audit Committee has appointed MGO as the independent registered public accounting firm of the Company, with MGO to hold that position until the close of the next annual meeting of the Company or until a successor is appointed. Stockholder ratification of the appointment of MGO as the Company’s independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the appointment of MGO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm, but it retains sole responsibility for appointing and terminating the independent registered public accounting firm.

The persons named in the form of proxy accompanying this proxy statement intend to vote “FOR” the ratification of the appointment of MGO as the independent registered public accounting firm of the Company for the ensuing year or until their successors are appointed, unless the stockholder has specified in the form of proxy that the Common Shares represented by such proxy are to be withheld from voting in respect thereof. The Company expects that a representative of MGO will be present at the Meeting to answer questions and make a statement if they desire to do so.

Proposal 3 - Adoption of the Company's 2021 Stock Incentive Plan

At the Meeting, Stockholders will be asked to approve an ordinary resolution (the “2021 Incentive Plan Resolution”) ratifying, confirming and approving the adoption of the Company’s 2021 stock incentive plan (the “2021 Incentive Plan”). A copy of the 2021 Incentive Plan is attached hereto as Appendix A.

On June 29, 2021, the Board unanimously approved and adopted the 2021 Incentive Plan. The purpose of the 2021 Incentive Plan is to promote the interests of the Company and its Stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors, independent contractors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through stock-based awards and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Stockholders.

The 2021 Incentive Plan authorizes the Board or committee or subcommittee of the Board appointed from time to time by the Board to administer the 2021 Incentive Plan (the “Administrator”) to provide equity-based compensation in the form of stock options, including tax-qualified Incentive Stock Options (“ISOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) or Dividend Equivalents (collectively, “Awards”).

2021 Incentive Plan Highlights and Certain Important Provisions

•	Overall Share Limit. The total number of Shares reserved under the 2021 Incentive Plan shall be 10% of the number of Shares issued and outstanding as of the date of Stockholder approval.

•	No Repricing of “Underwater” Options or SARs. The Company will not reprice any previously granted Award for which the fair market value (being the closing price of the Common Shares, as reported on the Canadian Stock Exchange or the average of the closing “bid” and “asked” prices quoted by the OTC Markets, the “Fair Market Value”) is less than the exercise price without Stockholder approval other than as a result of certain customary capitalization adjustments.

•	No Discount. All options must have an exercise price equal to or greater than the Fair Market Value of the underlying Shares on the date of grant, except that that the Compensation Committee may designate a purchase price below Fair Market Value on the date of grant if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company.

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•	Change in Control. Customary “Change in Control” provisions are triggered by the consummation of certain transactions, and not their approvals by the Board or the Stockholders.

New Plan Benefits

As part of its regular annual process of granting equity awards to its officers and employees, in 2021, the Company opted to make grants under the 2021 Incentive Plan. Other than these previously granted awards, it is not possible to determine the benefits that will be received in the future by participants in the 2021 Incentive Plan or the benefits that would have been received by such participants if the 2021 Incentive Plan had been in effect in the year ended December 31, 2021.

Name and Position	Dollar Value ($)(1)	Grant of RSUs (#)
Abner Kurtin Chief Executive Officer and Chairman	$5,037,500	1,250,000
Francis Perullo President, Chief Strategy Officer, Secretary and Director	$3,022,500	750,000
Daniel Neville Chief Financial Officer and Treasurer	$3,022,500	750,000
All current executive officers as a group	$17,127,500	4,250,000
All current directors who are not executive officers as a group	$906,750	225,000
All employees, including all current officers who are not executive officers, as a group	$8,059,331	1,999,834

Notes:

(1)	Dollar value shown is of March 14, 2022, the most recent practicable date. The last sales price of the Class A Common Stock as listed on the Canadian Securities Exchange on such date was $4.03 per share.

Summary of the 2021 Incentive Plan

The following brief summary of the 2021 Incentive Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the 2021 Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

Eligibility

Eligibility under the 2021 Incentive Plan is limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company or any entity controlled by the Company (an “Affiliate”), or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

As of March 14, 2022, there were approximately 1,600 employees, five officers, three non-employee directors, and no consultants which would be eligible to participate under the 2021 Incentive Plan. The Administrator, in its sole discretion, will determine which eligible persons will receive Awards under the 2021 Incentive Plan.

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Shares Available for Awards

Subject to customary capitalization adjustments, the aggregate number of Shares that may be issued under all Awards under the 2021 Incentive Plan shall equal 10% of the number of Shares issued and outstanding as of the date of Stockholder approval of the 2021 Incentive Plan. Any Shares subject to an Award that is forfeited, cancelled, exchanged or surrendered or that otherwise terminates or expires without a distribution of Shares shall again be available for grant under the 2021 Incentive Plan. Shares underlying Awards that can only be paid in cash do not count against the overall 2021 Incentive Plan share limit.

Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the 2021 Incentive Plan.

In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2021 Incentive Plan, then the Administrator shall, in accordance with applicable law and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, and (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award, and (iv) the limitation that, if, and so long as, the Company is listed on the CSE, the aggregate number of Shares issued or issuable to persons providing Investor Relations Activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of Shares then outstanding; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.

Types of Awards

Options

The 2021 Incentive Plan authorizes awards of options. Subject to the limitations of the 2021 Incentive Plan, the Administrator may grant options for such number of Shares and having such terms as the Administrator designates.

Options shall vest and be exercisable in the timeframe determined by the Administrator, which shall be set forth in the applicable option award agreement. The Administrator fixes the term of each option when granted, but such term may not be greater than 10 years from the date of grant (subject to limited extensions for non-U.S. taxpayers whose options would otherwise expire during a blackout period). The exercise price of options is established by the Administrator and shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except in limited circumstances. Payment for the exercise price may be made in cash or its equivalent, payment in unrestricted Shares already owned by the participant or, to the extent permitted under the relevant option award agreement, payment through (i) the sale by a broker acceptable to the Company on behalf of the participant of a portion of the Shares subject to the option, or (ii) the withholding of Shares that would otherwise be issuable in connection with the exercise of the options.

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Incentive Stock Options

The 2021 Incentive Plan authorizes awards of ISOs. In addition to the terms and conditions related to awards of options, awards of ISOs have the following conditions: (i) to the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which ISOs are exercisable for the first time by a participant during any calendar year exceeds $100,000, the ISOs or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as a non-qualified stock option; (ii) ISOs must be granted before June 29, 2031; (iii) ISOs granted to a participant who, at the time such ISO is granted, owns (within the meaning of Section 422 of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, shall expire and no longer be exercisable no later than 5 years from the date of grant; (iv) ISOs granted to a participant who, at the time such ISO is granted, owns (within the meaning of Section 422 of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, shall have an exercise price per share not less than 110% of the Fair Market Value of a Share on the date of grant of the ISO; (v) an ISO may be exercised during a participant’s lifetime only by the participant; and (vi) an ISO may not be transferred, assigned, or pledged by a participant except by will or the laws of descent and distribution.

Stock Appreciation Rights

The 2021 Incentive Plan authorizes awards of SARs, which confer to the holder a right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR as specified in the relevant award agreement, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the SAR. The terms and conditions of a SAR will be set forth in an applicable award agreement, as determined by the Administrator. The Administrator fixes the term of each SAR when granted, but such term may not be greater than 10 years from the date of grant.

Restricted Stock and Restricted Stock Unis

The 2021 Incentive Plan authorizes awards of restricted stock and Restricted Stock Units, which will confer to the holder Shares or a right to receive Shares subject to such restrictions as the Administrator may impose in an award agreement.

Restricted stock shall be issued at the time such Awards are granted and will be held by the Company or a nominee until they are no longer subject to restrictions. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of such Restricted Stock Units.

Except as otherwise determined by the Administrator or as provided in an Award Agreement, upon a recipient’s termination of employment or service or resignation or removal as a director during the applicable restriction period, all Shares of restricted stock and all Restricted Stock Units held at such time shall be forfeited and reacquired by the Company for cancellation at no cost to the Company; provided, however, that the Administrator may waive in whole or in part any or all remaining restrictions with respect to Shares of restricted stock or Restricted Stock Units.

Dividend Equivalents

The 2021 Incentive Plan authorizes the Administrator to grant Dividend Equivalents under which the participant shall be entitled to receive payments equivalent to and in lieu of the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Administrator. The Administrator may not, however, grant Dividend Equivalents to participants in connection with grants of options or SARs, and dividend and Dividend equivalent amounts with respect to any Share underlying restricted stock or Restricted Stock Unit awards may be accrued but not paid to a participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.

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Limitations on Awards

If, and so long as, the Company is listed on the CSE, the aggregate number of Shares issued or issuable to persons providing Investor Relations Activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of Shares then outstanding.

Transfer of Awards

No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferrable other than by will or by the laws of descent and distribution. In addition, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

Amendment and Termination

The Board may from time to time amend, suspend or terminate the 2021 Incentive Plan or any Award agreement, and the Administrator may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the 2021 Incentive Plan), materially and adversely alter or impair the terms or conditions of the Award previously granted without the participant’s consent. Any amendment to the 2021 Incentive Plan, an Award agreement or to the terms of any Award previously granted is subject to compliance with all applicable laws, rules, regulations and policies of any applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange.

Prior approval of the Stockholders shall be required to make any amendment to the 2021 Incentive Plan or an Award that would (i) require Stockholder approval under the rules of the CSE, the rules or regulations of the SEC, or any other securities exchange that is applicable to the Company; (ii) increase the number of Shares authorized under the 2021 Incentive Plan; (iii) permit repricing of Options or SARs, which is currently prohibited; (iv) permit the award of Options or SARs at a price less than 100% of the Fair Market Value of a Share on the date of grant; (v) increase the maximum term permitted for options and for SARs; or (vi) increase the maximum number of Shares or dollar value of Awards which can be granted to a participant in a calendar year.

Change in Control

Effective upon the consummation (or immediately prior to the consummation) of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (each, a “Change in Control Event”), the Administrator may, in its sole discretion, provide for (i) the termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property; (ii) the replacement of any Award with other rights or property selected by the Administrator in its sole discretion; (iii) the Award to be assumed by, or substituted for a similar Award from, the successor or survivor of the Company, or a parent or subsidiary thereof, with appropriate adjustments; (iv) the vesting or exercisability of Awards notwithstanding anything to the contrary in the applicable Award Agreement; or (v) the determination of a future date after which Awards cannot vest, be exercised or become available, which may be the effective date of the Change in Control Event.

Clawback Provisions

All awards under the 2021 Incentive Plan are subject to forfeiture or other penalties pursuant to any clawback policy that may be adopted by the Company.

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U.S. Federal Income Tax Consequences

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of the Company’s common stock acquired on the date of exercise over the exercise price. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise). Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any of our Shares received are taxable to the recipient as ordinary income.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of Shares acquired through the exercise of an option or SAR will depend on how long the Shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of Shares acquired under an option or SAR in the case of the disposition of Shares acquired under an ISO if the disposition occurs before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.

Awards Other Than Options and SARs. If an award is payable in Shares that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of: (i) the fair market value of the Shares received (determined as of the first time the Shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the Shares by the holder of the award. As to other awards granted under the 2021 Incentive Plan that are payable either in cash or shares of our common stock not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to: (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the award.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act. Special rules may apply to individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized will be determined as of the end of that period.

Section 409A of the Internal Revenue Code. The Administrator intends to administer and interpret the 2021 Incentive Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE 2021 INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

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Approval

The 2021 Incentive Plan Resolution requires the approval of a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the subject matter. Therefore, at the Meeting, Stockholders will be asked to consider, and if deemed advisable, to pass the following 2021 Incentive Plan Resolution:

BE IT RESOLVED AS A RESOLUTION OF THE STOCKHOLDERS THAT:

1.	the 2021 stock incentive plan (the “2021 Incentive Plan”) of Ascend Wellness Holdings, Inc. (the “Corporation”), in substantially the form described in, and attached as Appendix A to the Company’s proxy statement dated March 25, 2022 (the “Proxy Statement”) is hereby ratified, confirmed and approved;

2.	the maximum number of common shares in the capital of the Company (the “Shares”) authorized and reserved for issuance under the 2021 Incentive Plan shall be a fixed limit of up to 10% of the number of common shares issued and outstanding as of the date hereof;

3.	the form of the 2021 Incentive Plan may be amended in order to satisfy the requirements or requests of any regulatory authority or stock exchange without requiring further approval of the stockholders of the Company;

4.	the stockholders of the Company hereby expressly authorize the board of directors of the Company, in its discretion, to revoke this resolution before it is acted upon without requiring further approval of the stockholders in that regard; and

5.	any director or officer of the Company is authorized and directed to execute and deliver for and in the name of and on behalf of the Company all such certificates, instruments, agreements, notices and other documents and to do such other acts and things as, in the opinion of such persons, may be necessary or desirable to give effect to the foregoing and facilitate the implementation of the foregoing resolutions.

Unless you have specified in the enclosed form of proxy that the votes attaching to the Shares represented by the proxy are to be voted against the 2021 Incentive Plan Resolution on any ballot that may be called for, the management representatives designated in the enclosed form of proxy intend to vote the Shares in respect of which they are appointed proxy FOR the 2021 Incentive Plan Resolution.

Board Recommendation

The Board believes the passing of the 2021 Incentive Plan Resolution is in the best interest of the Company and unanimously recommends a vote FOR the passing of the 2021 Incentive Plan Resolution.

Proposal 4 - Approval of the Company's 2021 Employee Stock Purchase Plan

At the Meeting, Stockholders will be asked to approve an ordinary resolution (the “ESPP Resolution”) ratifying, confirming and approving the adoption of the Company’s 2021 employee stock purchase plan (the “ESPP”). A copy of the ESPP is attached hereto as Appendix B. If approved, the ESPP will be effective on May 6, 2022.

On July 29, 2021, the Board unanimously approved and adopted, subject to the approval of the Stockholders, the ESPP. The Board of Directors believes that an employee stock purchase plan encourages employees to acquire Shares, thereby fostering broad alignment of employees’ interests with the interests of the Stockholders.

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ESPP Highlights

The ESPP:

•	Reserves 4,000,000 Shares. As of March 14, 2022, the closing price of a share on the Canadian Securities Exchange was $4.03;

•	permits a participant to contribute up to 20% of his or her eligible compensation each pay period through payroll deductions;

•	establishes offering periods (usually two six-month offering periods);

•	permits participants to purchase Shares at a purchase price equal to 85% of the lesser of (i) the Fair Market Value of the Shares on the first trading day of an offering period (the “Offering Date”), and (ii) the Fair Market Value of the Shares on the last trading day of any offering period (or purchase period, if applicable) (the “Exercise Date”); and

•	limits the value of Shares that a participant may purchase in a calendar year to $25,000 and limits the participant to a number of Shares that does not cause the participant to own capital stock of the Company or any Affiliate and/or outstanding options to purchase such stock equal to or exceeding 5% of the total combined voting power or value of all classes of the capital stock of the Company or an Affiliate or 10,000 Shares per offering period.

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will have the discretion to determine whether and to what extent to participate in and contribute to the ESPP. Accordingly, the benefits and amounts that will be received or allocated to officers and other employees under the ESPP are not determinable at this time.

As of March 14, 2022, the last sales price of the Class A Common Stock listed on the Canadian Securities Exchange was $4.03 per share.

Summary of Material Provisions of the ESPP

The following brief summary of the ESPP is not intended to be exhaustive and is qualified in its entirety by the terms of the ESPP, a copy of which is attached to this proxy statement as Appendix B.

Plan Administration

The ESPP is expected to be administrated by the Compensation Committee, or by the Board acting in place of the Compensation Committee. Subject to the terms of the ESPP, the Compensation Committee will have the authority to, among other matters determine the terms and conditions of offerings under the ESPP, determine the eligibility of participants, and construe, interpret and apply the terms of the ESPP.

Shares Reserved for Issuance

Subject to customary capitalization adjustments, the maximum number of Shares reserved for issuance from treasury under the ESPP is 4,000,000.

Eligibility

Any individual who is a common law employee of the Company and any of its subsidiaries designated by the Compensation Committee for at least 20 hours per week on any given Offering Date will be eligible to participate in the ESPP.

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The Compensation Committee may, in its discretion, exclude the following categories of employees from participation: (i) employees who have not completed at least two years of service since their last hire date (or such lesser period of time as may be determined by the Compensation Committee in its discretion); (ii) employees who customarily work not more than 20 hours per week or five months per calendar year (or such lesser period of time as may be determined by the Compensation Committee in its discretion); or (iii) certain highly-compensated employees.

As of March 14, 2022, there are approximately 1,600 employees which would be eligible to participate under the ESPP.

Offering Periods

The ESPP is currently expected to be administered through consecutive six-month periods referred to as “Offering Periods”. The Offering Periods will be determined by the Compensation Committee, provided that no Offering Period may extend for a period longer than 27 months.

On the Offering Date, each eligible employee who has properly enrolled in that Offering Period will be granted an option to purchase Shares to be funded by payroll deductions, based on the participant’s elected contribution rate. Unless a participant has properly withdrawn from the Offering Period, each option granted under the ESPP will automatically be exercised on the Exercise Date. The purchase price will be equal to 85% of the lesser of the Fair Market Value of the Shares on (i) the Offering Date; and (ii) the Exercise Date.

Contribution and Purchase Limitations

Unless otherwise determined by the Compensation Committee in accordance with the terms of the ESPP, no participant may (i) elect a contribution rate of more than 20% of his or her compensation for the purchase of Shares under the ESPP in any one payroll period; (ii) purchase more than 10,000 Shares under the ESPP on any one Exercise Date; or (iii) purchase Shares that have a Fair Market Value of more than $25,000, determined as of the Offering Date, in any calendar year.

Certain Corporate Transactions

If the number of outstanding Shares is changed by a dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occur, the Compensation Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP will, in such manner as it may deem equitable, adjust the number and class of shares which may be delivered under the ESPP, the purchase price and the number of Shares covered by each option under the ESPP which has not yet been exercised, and the contribution and purchase limitations.

In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a new Exercise Date and will end on the new Exercise Date. The new Exercise Date will occur before the date of the Company’s proposed corporate transaction. The Compensation Committee will notify each participant in writing prior to the new Exercise Date, that the Exercise Date for the participant’s option has been changed to the new Exercise Date and that the participant’s option will be exercised automatically on the new Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period.

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Amendments and Termination

The Compensation Committee may generally amend, suspend, or terminate the ESPP at any time without Stockholder approval.

U.S. Federal Income Tax Consequences

The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and one year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first date of the applicable offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE ESPP. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Approval

The ESPP Resolution requires the approval of a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the subject matter. Therefore, at the Meeting, Stockholders will be asked to consider, and if deemed advisable, to pass the following ESPP Resolution:

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE STOCKHOLDERS THAT:

1.	the 2021 employee stock purchase plan (the “ESPP”) of Ascend Wellness Holdings, Inc. (the “Corporation”), in substantially the form described in, and attached as Appendix B to the Company’s proxy statement dated March 6, 2022 (the “Proxy Statement”) is hereby ratified, confirmed and approved;

2.	the maximum number of common shares in the capital of the Company (the “Shares”) authorized and reserved for issuance from treasury under the ESPP shall be a fixed limit of up to an aggregate of 4,000,000 Shares;

3.	the form of the ESPP be amended in order to satisfy the requirements or requests of any regulatory authority or stock exchange without requiring further approval of the stockholders of the Company;

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4.	the stockholders of the Company hereby expressly authorize the board of directors of the Company, in its discretion, to revoke this resolution before it is acted upon without requiring further approval of the stockholders in that regard;and

5.	any director or officer of the Company is authorized and directed to execute and deliver for and in the name of and on behalf of the Company all such certificates, instruments, agreements, notices and other documents and to do such other acts and things as, in the opinion of such persons, may be necessary or desirable to give effect to the foregoing and facilitate the implementation of the foregoing resolutions.

Unless you have specified in the enclosed form of proxy that the votes attaching to the Shares represented by the proxy are to be voted against the ESPP Resolution on any ballot that may be called for, the management representatives designated in the enclosed form of proxy intend to vote the Shares in respect of which they are appointed proxy FOR the ESPP Resolution.

Board Recommendation

The Board believes the passing of the ESPP Resolution is in the best interest of the Company and unanimously recommends a vote FOR the passing of the ESPP Resolution.

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EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2021, with respect to the Company's compensation plans under which equity securities are authorized for issuance. As of December 31, 2021, there are no outstanding options, warrants or rights with respect to these plans. Information with respect to the 2021 Incentive Plan and the ESPP is presented under Proposals 3 and 4 and is not included in this table.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	—	—	208,750	(1)
Total	—	—	208,750

Notes:

(1)	Includes shares remaining available for future issuance under the Ascend Wellness Holdings, LLC 2020 Equity Incentive Plan as shares of restricted common stock or options, which would no longer be available on and after stockholder approval of the 2021 Incentive Plan.

EXECUTIVE OFFICERS

The following table identifies our executive officers as of March 14, 2022:

Name	Office Held	Officer Since	Age
Abner Kurtin(1)	Chair and Chief Executive Officer	2018	55
Robin Debiase	Chief People Officer	2021	51
Chris Melillo	Chief Revenue Officer	2020	48
Daniel Neville	Chief Financial Officer and Treasurer	2020	35
Francis Perullo(1)	President, Chief Strategy Officer and Secretary	2019	45

Notes:

(1)	Biographical information with respect to Messrs. Kurtin and Perullo is provided above.

Robin Debiase, Chief People Officer. Robin Debiase has served as our Chief People Officer since March 2021. She was previously at WW (formerly known as Weight Watchers) as Vice-President Human Resources - North America and Emerging Markets from November 2019 to March 2021. Prior to WW, from May 2014 to August 2019, Ms. Debiase was Senior Vice President of HR at Delta Galil Industries, a global manufacturer and marketer of private label, licensed apparel products and owner of world-renowned brands such as 7 For All Mankind, PJ Salvage and Splendid. Earlier in her career, Ms. Debiase held executive leadership positions at various brands including Hanesbrands, Inc., Walgreens and Circuit City. She holds a Bachelor's degree in Human Relations from St. Joseph’s College as well as an MBA from Johns Hopkins Carey Business School.

Christopher Melillo, Chief Revenue Officer. Christopher Melillo has served as our Chief Revenue Officer since September 2020. He was formerly the Senior Vice President, Retail/Wholesale at Curaleaf Holdings, Inc. from September 2018 to September 2020. Prior to that, Christopher was the Senior Director of Stores Nike North America from July 2013 to November 2016, and Vice President of Stores at DTLR/Villa from January 2017 to August 2018. He has held significant leadership roles in Equinox, Pet Smart, Home Depot. He has been instrumental in retail expansions, store design, construction, merchandising and omni-channel commerce in hundreds of stores. In addition to developing and leading retail teams across the country.

Daniel Neville, Chief Financial Officer and Treasurer. Daniel Neville has served as our Chief Financial Officer since August 2020. Mr. Neville joined our Company as Senior Vice President of Finance in March 2019 and became Chief Financial Officer in August 2020. He was previously at SLS Capital, a special situations hedge fund based in New York, where he served as a Managing Director from January 2015 to March 2019 and an Analyst from April 2010 to January 2015. Previously, he worked as an investment banker at Credit Suisse in the Technology Group, where he worked on mergers & acquisitions and initial public offering transactions. Mr. Neville earned his Bachelor of Science in Economics from Duke University.

EXECUTIVE COMPENSATION

Overview of Executive Compensation

The Board is authorized to review and approve annually all compensation decisions relating to our executive officers. In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how our compensation program is structured for our Chief Executive Officer and the other executive officers named in the Summary Compensation Table (the “named executive officers” or “NEOs”).

Elements of our Executive Compensation Program

For the fiscal year 2021, our named executive officers participated in several compensation programs, as outlined in the table below.

Incentive Type	Reward Element	Time Horizon	Rationale
Fixed compensation	Base salary	Annual	Base salary provides a fixed level of competitive pay that fairly compensates the executive based on individual levels of responsibilities.
Variable compensation	Annual incentive program	Annual	The annual incentive program provides cash awards for the attainment of short-term operating, strategic and financial goals.
	Stock options (50% of equity grant)	Four years	Stock options reward executives based on stock price growth over a multi-year timeframe and aligns their long-term interests with those of our stockholders.
	Restricted stock (50% of equity grant)	Four years	Time-based restricted stock both retains executives and aligns their long-term interests with those of stockholders.

Base Salary. Base salary is the fixed portion of each executive officer’s total compensation and is designed to fairly compensate the individual based on their level of responsibilities. The 2021 base salaries were established as part of each named executive officers’ employment agreement entered into in March 2021. In determining the appropriate base level of compensation for the executive officers, weight was placed on the following factors: the particular responsibilities related to the position, salaries or fees paid by companies of similar size in the industry, level of experience of the executive and overall performance.

Base salaries for named executive officers in 2021 was as follows:

Name	Fiscal 2021 Base Salary
Abner Kurtin	$1,000,000
Frank Perullo	$750,000
Daniel Neville	$500,000

Annual Cash Incentive Program. Our NEOs are eligible to receive annual cash incentives. Prior to the Company's initial public offering in May 2021 (the “IPO”), our cash incentives were entirely based on the Compensation Committee’s discretionary assessment of each named executive officers’ individual performance. Subsequent to the IPO, the Compensation Committee desired transitioning to a more structured and objective incentive program with financial and operational goals. Given the timing of the IPO, an immediate transition to a structured incentive program with discrete goals was not feasible. As such, the Compensation Committee adopted a “bridge” plan in the fourth quarter of 2021 that relies on a framework to consider financial, operational, and individual goals. While the Compensation Committee will rely on this framework to determine payouts, the ultimate decision is at the discretion of the Compensation Committee.

For the 2021 fiscal year, the Compensation Committee relied on the following framework to determine payouts:

	Financial	Operational	Individual
Metrics	a. Revenue growth b. Adjusted EBITDA	a. Customer experience b. Manufacturing and distribution efficiencies c. Supply chain management	a. IPO success b. Portfolio expansion c. Strategic licensing d. Sales channel optimization
Weighting	60%	20%	20%

The 2021 bridge program did not rely on established financial or operational goals. Rather, the Compensation and Corporate Governance Committee reviewed performance of the metrics outlined above as the primary factors in determining cash payouts to executives. As the company continues its transition to a more mature public company, the Compensation Committee expects to set financial, operational, and individual goals against which payouts will be determined.

Based on the assessment of performance as outlined above, the Compensation and Corporate Governance Committee determined a payout factor for each named executive officer to apply to his or her target incentive opportunity. The payout factor may range from 0% to 200%. A payout at 100% represents target performance.

In determining each named executive officers’ payout factor for fiscal year 2021, the Compensation Committee recognized the extraordinary efforts required to complete the IPO as well as achieve record financial performance for the year. In particular, the Committee noted the following highlights from the year:

•	FY2021 net revenue of $332.4 million, a year-over-year increase of 132%.

•	FY2021 adjusted EBITDA of $79.4 million, a year-over-year increase of 158%.
•	Ozone, our premium cannabis product, became a leading brand in Illinois.
•	Construction completed of the Barry, IL greenhouse and in Lansing, MI.
•	Completed construction and opened six dispensaries.
•	Rebranded Michigan and Illinois dispensaries to Ascend, our retail locations.

Each named executive officers’ potential payout was based on a percentage of his or her base salary. In early 2022, the Compensation and Corporate Governance Committee met and determined that the payout of the annual cash incentive program was to be paid in the form of restricted stock units, with vesting on March 15, 2022. The Compensation and Corporate Governance Committee determined the payout factor to be 100% for 2021. As such, the actual payouts for 2021 performance for named executive officers is as follows:

Name	Target as % of Base Salary	$ Target Payout	Payout Factor	Actual Payout
Abner Kurtin	100%	$1,000,000	100%	$1,000,000
Frank Perullo	100%	$750,000	100%	$750,000
Daniel Neville	100%	$500,000	100%	$500,000

Changes to the 2022 Annual Cash Incentive Program. In an effort to continue the transition to a more formulaic incentive program, the Compensation Committee set revenue growth and adjusted EBITDA goals for fiscal year 2022. In addition, the Compensation Committee created new operational and individual goals for the NEOs. The Compensation Committee will not base their decision strictly on these goals. Rather, the Compensation Committee will again use the framework as set out above to inform its decision with respect to cash payouts. However, the Compensation Committee believes that creating the financial, operational, and individual goals is an additional step on the path towards a more quantitative incentive program.

IPO Success Bonuses. In order to recognize the extraordinary efforts required to launch a successful IPO, the Committee awarded discretionary cash bonuses to all executive officers.

Name	IPO Success Bonus
Abner Kurtin	$350,000
Frank Perullo	$350,000
Daniel Neville	$250,000

Long-term Incentive Program. In connection with our IPO, our Board adopted the 2021 Equity Incentive Plan, pursuant to which we may grant incentive stock options, non-qualified stock options, restricted stock, and other stock-based awards to our employees, including the NEOs. Equity-based awards are intended to drive and reward performance over an extended period of time to promote creation of long-term value for our stockholders, create strong alignment with the long-term interests of our stockholders, assist in retaining highly qualified executives, and contribute to competitive total rewards.

As noted below, in March 2021, each NEO entered into an employment agreement providing for, among other items, a grant of restricted stock units, subject to the terms and conditions as established by the Board. As previously disclosed, the Board approved the restricted stock unit grants on August 9, 2021. The 2021 restricted stock unit grants vest in four equal annual installments. Vesting is subject to continued employment over the four-year period. The 2021 restricted stock unit grants were as follows:

Executive	Shares granted in August 2021
Abner Kurtin	1,250,000
Frank Perullo	750,000
Daniel Neville	750,000

We believe that regular equity-based long-term incentive awards align the interests of our NEOs with our stockholders and focus our NEOs on our long-term growth. In fiscal year 2022, we granted an equal mix of stock options and restricted stock units. The Compensation and Corporate Governance Committee believes that awarding a mix of stock options and restricted share units achieves a balance in linking NEO long-term compensation to Company performance. Options do not provide any value unless our stock price appreciates and focus and reward our NEOs for increasing our stock price. The value of restricted shares increases or decreases in the same way stockholders’ stock value increases or decreases and restricted shares are generally less dilutive to our stockholders than options.

Options and restricted stock units granted in 2022 vest in four equal annual installments on each of the first four anniversaries of the grant date, generally subject to the grantee’s continued employment as of each applicable vesting date.

The grants to NEOs in 2022 was as follows:

Name	Target Grant Value (as % of base salary)	Target Grant Value	Dollar Value of Stock Options	Dollar Value of RSUs
Abner Kurtin	125%	$1,250,000	$625,000	$625,000
Frank Perullo	100%	$750,000	$375,000	$375,000
Daniel Neville	100%	$500,000	$250,000	$250,000

Summary Compensation Table

The following table shows the compensation earned by each of the Company’s NEOs over the last two financial years. The compensation of the NEOs is paid and reported in U.S. dollars.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)(3)	Option Awards	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total Compensation
Abner Kurtin Chair and CEO	2021	$851,827	$350,000	$13,750,000	$—	$1,000,000	$8,173	$15,960,000
	2020	$384,808	$—	$469,000	$—	$—	$6,779	$860,587
Frank Perullo President, Chief Strategy Officer and Secretary	2021	$667,500	$350,000	$8,250,000	$—	$750,000	$8,173	$10,025,673
	2020	$384,808	$20,000	$469,000	$—	$—	$6,779	$880,587
Daniel Neville Chief Financial Officer	2021	$449,231	$250,000	$8,250,000	$—	$500,000	$5,769	$9,455,000
	2020	$276,923	$—	$280,000	$—	$—	$4,808	$561,731

Notes:

(1)	Messrs. Kurtin, Perullo and Neville received special one-time initial public offering cash bonuses of $350,000 for Mr. Kurtin and Mr. Perullo and $250,000 for Mr. Neville in 2021. Mr. Perullo also received discretionary cash bonus of $20,000 in 2020.

(2)	The amounts reported in the Stock Awards column reflect aggregate grant date fair value of restricted stock units computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts are included in Note 13 to our consolidated financial statements for the fiscal years ended December 31, 2021 and 2020.

(3)	On August 9, 2021, the Board of Directors of the Company approved restricted stock unit grants (the "2021 RSU Grants") to executive officers of the company, including Messrs. Kurtin, Perullo and Neville. The 2021 RSU Grants vest in one-fourth increments on each of the first four anniversaries of the date the Company entered into executive employment agreements with such NEO. The values in the table above are calculated in accordance with ASC Topic 718, Compensation—Stock Compensation, which requires the value to be shown at the closing price as of the date of grant of $11.00 on August 9, 2021.

(4)	Each NEO received annual incentive plan payouts for 2021. The Compensation and Corporate Governance Committee met and determined that the annual incentive plan payout for 2021 was at the target level of 100%, to be paid in the form of restricted stock units, with the number of units based on the volume-weighted average price per share of the common stock for the 10 days prior to the March 15, 2022 vesting date.

(5)	In January 2021, the Company transitioned to an unlimited paid time off program for the Company's corporate employees. In connection with the transition, the Company made a one-time cash payment in satisfaction of outstanding unused paid time off amounts to employees, including Messrs. Kurtin, Perullo and Neville.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the total outstanding equity awards as of December 31, 2021 for the named executive officers.

Name	Grant Date		Equity Incentive Plan Awards: Number of Shares or Units of Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Share-Based Awards that Have Not Vested (US$)(3)
Abner Kurtin	11/3/2020	(1)	316,666	$2,093,162
	8/9/2021	(2)	1,250,000	$8,262,500
Francis Perullo	11/3/2020	(1)	416,666	$2,754,162
	8/9/2021	(2)	750,000	$4,957,500
Daniel Neville	11/3/2020	(1)	208,334	$1,377,088
	8/9/2021	(2)	750,000	$4,957,500

Notes:

(1)	Restricted stock award that vested 50% upon the Company's IPO with the remaining 50% vesting in one-third tranches beginning on March 15, 2021.

(2)	Restricted stock units that vest in one-fourth increments on each of the first four anniversaries of the date the Company entered into executive employment agreements with such NEO.

(3)	Calculated by multiplying the number of shares in the preceding column by $6.61, the closing price per share of the Company’s Class A Common Stock on the Canadian Securities Exchange prior to the close of business on December 31, 2021, the last trading day of our last fiscal year.

Employment Agreements and Termination and Change of Control Benefits

Termination and Change of Control Benefits

The Company has entered into employment agreements with Abner Kurtin, Francis Perullo and Daniel Neville. A summary of each agreement is set forth below.

Abner Kurtin, Chief Executive Officer

Effective as of March 22, 2021, the Company entered into an employment agreement with Abner Kurtin (the “CEO Employment Agreement”). Pursuant to the CEO Employment Agreement, Mr. Kurtin will continue to serve the Company as its Chief Executive Officer and report to the Company’s Board, for an initial term of three years, after which the term of employment will automatically renew for successive one year terms unless either Mr. Kurtin or the Company provides notice of non-renewal to the other party at least 90 days prior to the expiration of the then current term. So long as Mr. Kurtin is serving as the Chief Executive Officer, the Company will nominate him for re-election to the Board.

Under the CEO Employment Agreement, Mr. Kurtin is entitled to receive a base salary of $1,000,000 per year (subject to any discretionary increase by the Board from time to time) and is eligible to earn an annual bonus based on the achievement of performance goals established by the Compensation Committee of the Board, with the target and maximum annual bonus opportunities equal to 100% and 200%, respectively, of the base salary. In the event of a change of control of the Company, Mr. Kurtin will be deemed to have earned the maximum annual bonus for each fiscal year during the remainder of the term of employment; provided that the Company’s obligation to pay such bonus will terminate immediately upon a termination of Mr. Kurtin’s employment by the Company for Cause (as defined in the CEO Employment Agreement). Additionally, as noted above, the CEO Employment Agreement provides that, subject to the Board’s approval, Mr. Kurtin would be granted 1,250,000 restricted stock units under the Company’s 2021 Equity Incentive Plan. The Board approve the grant on August 9, 2021.

In the event that Mr. Kurtin’s employment is terminated due to death or disability (as described in the CEO Employment Agreement), he will be entitled to: (x) any annual bonus earned for the fiscal year in which such termination occurs, prorated for the number of days worked during such fiscal year (the “Prorated Bonus”), and (y) 12 months of continued participation in the Company’s medical and dental insurance plans (the “Benefit Continuation”). If the Company terminates Mr. Kurtin’s employment for any reason other than for Cause, including as a result of the Company’s non-renewal notice to Mr. Kurtin (and in any event, not due to his death or disability), or if Mr. Kurtin resigns from the Company for Good Reason (as defined in the CEO Employment Agreement), then, in addition to the Prorated Bonus and the Benefit Continuation, Mr. Kurtin will be entitled to: (i) an amount equal to two times the sum of the base salary and annual bonus earned by him for the full fiscal year preceding the termination date (or, if termination occurs before one full fiscal year of employment has lapsed, the current base salary and target bonus amount), with such amount payable in installments over the 12 month period after the termination date (provided that, if such termination occurs within 18 months after a Change of Control Event (as defined in the CEO Employment Agreement), then such amount will be paid in a lump sum), and (ii) immediate vesting in full and lapse of any repurchase right with respect to all of his outstanding equity awards (with any performance-based equity awards deemed earned at target performance).

The severance benefits described above are subject to Mr. Kurtin’s (or his estate’s or legal representative’s, as applicable) execution and non-revocation of a general release of claims, as well as Mr. Kurtin’s compliance with the restrictive covenants set forth in the CEO Employment Agreement, including certain non-competition and non-solicitation restrictions during employment and for 12 months thereafter and to certain obligations relating to non-disparagement, confidentiality and intellectual property for an indefinite period (and the Company has a mutual non-disparagement obligation with respect to Mr. Kurtin).

Frank Perullo, President and Chief Strategy Officer

Effective as of February 11, 2022, the Company approved an amended and employment agreement with Mr. Perullo (the “President Employment Agreement”). The Company and Mr. Perullo entered into an initial employment agreement on March 23, 2021 (the “Initial Perullo Agreement”). Pursuant to the President Employment Agreement, Mr. Perullo will continue to serve the Company as its President and report to the Board, for a term ending March 22, 2024, which coincides with the initial three-year term of the Initial Perullo Agreement, after which the term of employment will automatically renew for successive one year terms unless either Mr. Perullo or the Company provides notice of non-renewal to the other party at least 90 days prior to the expiration of the then current term. So long as Mr. Perullo is serving as the President, the Company will nominate him for re-election to the Board.

Under the President Employment Agreement, Mr. Perullo is entitled to receive a base salary of $750,000 per year (subject to any discretionary increase by the Board from time to time) and is eligible to earn an annual bonus based on the achievement of performance goals established by the Compensation Committee of the Board, with the target and maximum annual bonus opportunities equal to 100% and 200%, respectively, of the base salary. In the event of a change of control of the Company, Mr. Perullo will be deemed to have earned the maximum annual bonus for each fiscal year during the remainder of the term of employment; provided that the Company’s obligation to pay such bonus will terminate immediately upon a termination of Mr. Perullo’s employment by the Company for Cause (as defined in the President Employment Agreement). Additionally, as noted above, the Initial Perullo Agreement provides that, subject to the Board’s approval, Mr. Perullo would be granted 750,000 restricted stock units under the Company’s 2021 Equity Incentive Plan. The Board approve the grant on August 9, 2021. In connection with the execution of the President Employment Agreement, the Board granted Mr. Perullo an additional 375,000 restricted stock units.

In the event that Mr. Perullo’s employment is terminated due to death or disability (as described in the President Employment Agreement), he will be entitled to: (x) any annual bonus earned for the fiscal year in which such termination occurs, prorated for the number of days worked during such fiscal year (the “Prorated Bonus”), and (y) 12 months of continued participation in the Company’s medical and dental insurance plans (the “Benefit Continuation”). If the Company terminates Mr. Perullo’s employment for any reason other than for Cause, including as a result of the Company’s non-renewal notice to Mr. Perullo (and in any event, not due to his death or disability), or if Mr. Perullo resigns from the Company for Good Reason (as defined in the President Employment Agreement), then, in addition to the Prorated Bonus and the Benefit Continuation, Mr. Perullo will be entitled to: (i) an amount equal to two times the sum of the base salary and annual bonus earned by him for the full fiscal year preceding the termination date (or, if termination occurs before one full fiscal year of employment has lapsed, the current base salary and target bonus amount), with such amount payable in installments over the 12 month period after the termination date (provided that, if such termination occurs within 18 months after a Change of Control Event (as defined in the President Employment Agreement), then such amount will be paid in a lump sum), and (ii) immediate vesting in full and lapse of any repurchase right with respect to all of his outstanding equity awards (with any performance-based equity awards deemed earned at target performance).

The severance benefits described above are subject to Mr. Perullo’s (or his estate’s or legal representative’s, as applicable) execution and non-revocation of a general release of claims, as well as Mr. Perullo’s compliance with the restrictive covenants set forth in the President Employment Agreement, including certain non-competition and non-solicitation restrictions during employment and for 12 months thereafter and to certain obligations relating to non-disparagement, confidentiality and intellectual property for an indefinite period (and the Company has a mutual non-disparagement obligation with respect to Mr. Perullo).

Daniel Neville, Chief Financial Officer

Effective as of March 23, 2021, the Company entered into an employment agreement with Mr. Neville (the “CFO Employment Agreement”). Pursuant to the CFO Employment Agreement, Mr. Neville will continue to serve the Company as its Chief Financial Officer and report to the Company’s CEO, for an initial term of three years, after which the term of employment will automatically renew for successive one year terms unless either Mr. Neville or the Company provides notice of non-renewal to the other party at least 90 days prior to the expiration of the then current term.

Under the CFO Employment Agreement, Mr. Neville is entitled to receive a base salary of $500,000 per year (subject to any discretionary increase by the Board from time to time) and is eligible to earn an annual bonus based on the achievement of performance goals established by the Compensation Committee of the Board, with the target and maximum annual bonus opportunities equal to 100% and 200%, respectively, of the base salary. In the event of a change of control of the Company (as defined in the Company’s 2021 Equity Incentive Plan), Mr. Neville will be deemed to have earned the maximum annual bonus for each fiscal year during the remainder of the term of employment; provided that the Company’s obligation to pay such bonus will terminate immediately upon a termination of Mr. Neville’s employment by the Company for Cause (as defined in the CFO Employment Agreement). Additionally, subject to the Board’s approval, Mr. Neville will be granted 750,000 restricted stock units under the Company’s 2021 Equity Incentive Plan.

In the event that Mr. Neville’s employment is terminated due to death or disability (as described in the CFO Employment Agreement), he will be entitled to: (x) the Prorated Bonus, and (y) the Benefit Continuation. If the Company terminates Mr. Neville’s employment for any reason other than for Cause, including as a result of the Company’s non-renewal notice to Mr. Neville (and in any event, not due to his death or disability), or if Mr. Neville resigns from the Company for Good Reason (as defined in the CFO Employment Agreement), then, in addition to the Prorated Bonus and the Benefit Continuation, Mr. Neville will be entitled to: (i) an amount equal to two times the sum of the base salary and annual bonus earned by him for the full fiscal year preceding the termination date (or, if termination occurs before one full fiscal year of employment has lapsed, the current base salary and target bonus amount), with such amount payable in installments over the 12 month period after the termination date (provided that, if such termination occurs within 18 months after a Change of Control Event (as defined in the CFO Employment Agreement), then such amount will be paid in a lump sum), and (ii) immediate vesting in full and lapse of any repurchase right with respect to all of his outstanding equity awards (with any performance-based equity awards deemed earned at target performance).

The severance benefits described above are subject to Mr. Neville’s (or his estate’s or legal representative’s, as applicable) execution and non-revocation of a general release of claims, as well as Mr. Neville’s compliance with the restrictive covenants set forth in the CFO Employment Agreement, including certain non-competition and non-solicitation restrictions during employment and for 12 months thereafter and to certain obligations relating to non-disparagement, confidentiality and intellectual property for an indefinite period (and the Company has a mutual non-disparagement obligation with respect to Mr. Neville).

DIRECTOR COMPENSATION

Director Compensation Table

The Company’s policy with respect to directors’ compensation was developed by the Board, on recommendation of the Compensation and Corporate Governance Committee. The following table sets forth the compensation awarded, paid to or earned by the directors of the Company during the most recently completed fiscal year. Directors of the Company who are also officers or employees of the Company are not compensated for service on the Board; therefore, no fees were payable to Abner Kurtin or Francis Perullo for their service as directors of the Company in 2021.

Name(1)	Fees Earned ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Joseph Hinrichs	100,000	1,375,000	—	—	—	1,475,000
Emily Paxhia	100,000	550,000	—	—	—	650,000
Scott Swid	100,000	550,000	—	—	—	650,000

Notes:

(1)	The amounts reported in the Stock Awards column reflect aggregate grant date fair value of restricted stock units computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts are included in Note 13 to our consolidated financial statements for the fiscal years ended December 31, 2021 and 2020.

(2)	On August 9, 2021, the Board of Directors of the Company approved one-time restricted stock unit grants (the "2021 Director RSU Grants") to our non-employee directors. Mr. Hinrichs received 125,000 RSUs which vest in one-half increments on each of the first two anniversaries of his appointment to the Board. Ms. Paxhia and Mr. Swid received 50,000 RSUs which vest in one-third increments on the first three anniversaries of our initial public offering. The values in the table above are calculated in accordance with ASC Topic 718, Compensation—Stock Compensation, which requires the value to be shown at the closing price as of the date of grant of $11.00 on August 9, 2021.

Non-Employee Director Compensation Policy

We have adopted a non-employee director compensation policy that is applicable to each of our non-employee directors. Pursuant to this non-employee director compensation policy, each non-employee director receives an annual retainer of $100,000. Each director will also receive an annual restricted stock unit award equal to $150,000 (with prorated awards made to directors who join during a fiscal year). In addition, each director will be reimbursed for out-of-pocket expenses in connection with his or her services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of March 14, 2022 regarding the ownership of shares of our Class A Common Stock and Class B Common Stock by each NEO, each director and all directors and executive officers as a group. Except as set out below, the Company is not aware of any person who owns more than 5% of either outstanding shares of Class A Common Stock or Class B Common Shares.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on a total of 173,305,018 shares of Class A Common Stock and 65,000 shares of Class B Common Stock issued and outstanding as of March 14, 2022.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares of stock subject to options that are exercisable within 60 days following March 14, 2022 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole or shared voting and investment power for all Common Shares shown as beneficially owned by them.

As of March 14, 2022, there were 173,305,018 shares of Class A Common Stock issued and outstanding as fully paid and non-assessable and carrying a right to one vote per share. As of March 14, 2022, there were 65,000 shares of Class B Common Stock issued and outstanding as fully paid and non-assessable and carrying a right to one vote per share. The following table sets forth certain information regarding the direct ownership of Common Shares as of March 14, 2022 by: (i) each of AWH's directors; (ii) each of AWH's executive officers; (iii) all of AWH's executive officers and directors as a group; and (iv) each person known to us to own beneficially more than 5% of our common stock.

	Class A Common Stock		Class B Common Stock
Beneficial Owner	Number Beneficially Owned(1)	Percent of Class A Common Stock	Number Beneficially Owned(3)	Percent of Class B Common Stock(3)	Percentage of Aggregate Voting Power
Abner Kurtin(2)	29,399,875	17.0%	65,000	100.0%	39.6%
Francis Perullo(4)	7,945,486	4.6%	14,371	22.1%	9.4%
Joseph Hinrichs	62,500	—%	—	—	—%
Emily Paxhia	266,666	0.2%	—	—	0.1%
Scott Swid	4,155,331	2.4%	—	—	1.7%
Daniel Neville	1,187,500	0.7%	—	—	0.5%
Current directors and executive officers as a group (8 total)	43,017,358	24.8%	65,000	100.0%	45.3%
AGP Partners, LLC(5)	27,512,375	15.9%	65,000	100.0%	38.8%

Notes:

(1)	Includes shares of Class A Common Stock underlying restricted stock units or shares of restricted common stock that are scheduled to vest within 60 days of March 14, 2022 as follows:

Name	RSUs
Abner Kurtin	470,833
Francis Perullo	395,833
Joseph Hinrichs	62,500
Emily Paxhia	37,499
Scott Swid	37,499
Daniel Neville	291,667

(2)	Includes 1,887,500 shares of Class A Common Stock granted under the Company's 2020 Incentive Plan and 2021 Stock Incentive Plan. Also includes 27,512,375 shares of Class A Common Stock held by AGP Partners, LLC, over which Mr. Kurtin has sole voting power over 100% of the shares and sole investment power over 77.9% of the shares. He shares investment power over 22.1% of the shares with Mr. Perullo. Mr. Kurtin is the sole member of AGP’s managing member, Brook Farm LLC.

(3)	Includes 65,000 shares of Class B Common Stock held by AGP Partners, LLC, over which Mr. Kurtin has sole voting power over 100% of the shares and sole investment power over 77.9% of the shares. Mr. Kurtin shares investment power over 22.1% of the shares with Mr. Perullo. Mr. Kurtin is the sole member of AGP’s managing member, Brook Farm LLC.

(4)	Includes 1,862,500 shares of Class A Common Stock granted under the Company's 2020 Incentive Plan and 2021 Stock Incentive Plan. Also includes 6,080,235 shares of Class A Common Stock held by AGP Partners, LLC, over which Mr. Perullo has shared investment power based on his 22.1% membership interest in AGP.

(5)	Includes 14,365 shares of Class B Common Stock held by AGP Partners, LLC, over which Mr. Perullo has shared investment power based on his 22.1% membership interest in AGP.

(6)	AGP Partners, LLC, 1111 Lincoln Road, Suite 515, Miami Beach, FL 33139, is owned 77.9% by Mr. Kurtin and 22.1% by Mr. Perullo. With regard to both classes of common stock, Mr. Kurtin has sole voting power over 100% of the shares and sole investment power over 77.9% of the shares. He shares investment power over 22.1% of the shares with Mr. Perullo.

INTEREST OF MANAGEMENT & OTHERS IN MATERIAL TRANSACTIONS

Since May 15, 2018, the date of formation of AWH, other than employment and executive compensation matters described under “Executive Compensation” and the transactions described below, there have been no transactions or loans between us and:

•	enterprises that directly or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, us;

•	associates, meaning unconsolidated enterprises in which we have a significant influence, or which have significant influence over us;

•	individuals owning, directly or indirectly, an interest in the voting power of us that gives them significant influence over our us, and close members of any such individual’s family;

•	key management personnel, that is, those persons having authority and responsibility for planning, directing and controlling the activities of ours, including directors and senior management of us and close members of such individuals’ families; and

•	enterprises in which a substantial interest in the voting power is owned, directly or indirectly, by any person described in the third or fourth bullets above or over which such a person is able to exercise significant influence, including enterprises owned by directors or major stockholders of us and enterprises that have a member of key management in common with us.

Related Party Transaction Policy

Our Board has adopted a Related Party Transactions Policy, which requires that employees, officers and directors report to the chief legal officer any activity that would cause or appear to cause a conflict of interest on his or her part.

Under the Related Party Transactions Policy, a related party transaction includes any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which:

•	we or any of our subsidiaries are or will be a participant;

•	the aggregate amount involved will be or may be expected to exceed $120,000 in any fiscal year; and

•	any related party has or will have a direct or indirect material interest.

Related parties include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any stockholder owning more than 5% of any class of our voting securities or an immediate family member, as defined in the Related Party Transactions Policy, of any such person.

Pursuant to the Related Party Transactions Policy, any potential related party transaction that requires approval will be reviewed by the Compensation and Corporate Governance Committee, and the Compensation and Corporate Governance Committee will consider such factors as it deems appropriate to determine whether to approve, ratify or disapprove the related party transaction. The Compensation and Corporate Governance Committee may approve the related party transaction only if it determines in good faith that, under all of the circumstances, the transaction is in the best interests of us and our stockholders.

Transactions with Related Parties

Management Agreement

Effective April 1, 2018, AWH entered into a management agreement (the “Management Agreement”) with AGP, the managing member of AWH, pursuant to which AWH paid AGP $100,000 on a quarterly basis in exchange for AGP serving as managing member of AWH. AGP is entitled to receive $2,000,000 upon the termination of the Management Agreement in the event of an initial public offering or change of control of AWH. The payout is contingent upon the beneficial owners of AGP who serve as officers of the Company (i.e., Abner Kurtin and Frank Perullo) entering into lock-up agreements that extend for 180 days beyond the lock-up agreements to be entered into in connection with the IPO. Pursuant to the MSA, each such lock-up agreement shall contain a provision whereby AWH’s Board of Managers may waive, in whole or in part, such extended lock-up thereto if AWH’s Board of Managers determines, in its sole discretion and in accordance with AWH’s governing documents and applicable law, that such waiver will not have an adverse effect on AWH and its equity holders, business, financial condition and prospects. AWH incurred management fees related to the Management Agreement of $200,000 during 2018, $400,000 during each of 2019 and 2020, and $2,124,000 during 2021. The 2021 amount includes the $2,000,000 termination fee that was incurred when the Management Agreement was terminated upon the IPO. The Management Agreement was approved by the disinterested members and the board of managers of AWH.

Registration Rights Agreement

In connection with our IPO, we entered into a registration rights agreement with AGP. AGP will be entitled to request that we register their shares of capital stock on a long-form or short-form registration statement on one or more occasions in the future, which registrations may be “shelf registrations.” AGP will be entitled to participate in certain of our registered offerings, subject to the restrictions in the registration rights agreement. We will pay expenses in connection with the exercise of these rights. The registration rights described in this paragraph apply to (1) shares of our Class A common stock held by AGP and their affiliates, and (2) any of our capital stock (or that of our subsidiaries) issued or issuable with respect to the Class A common stock described in clause (1) with respect to any dividend, distribution, recapitalization, reorganization, or certain other corporate transactions (“Registrable Securities”) and (3) Class A common stock issuable upon the conversion of Class B common stock. These registration rights are also for the benefit of any subsequent holder of Registrable Securities; provided that any particular securities will cease to be Registrable Securities when they have been sold in a registered public offering, sold in compliance with Rule 144 of the Securities Act or repurchased by us or our subsidiaries. In addition, with the consent of the company and holders of a majority of Registrable Securities, certain Registrable Securities will cease to be Registrable Securities if they can be sold without limitation under Rule 144 of the Securities Act.

Exchange Agreement

On April 22, 2021, Ascend Wellness Holdings, LLC, converted into a Delaware corporation, changed its name to “Ascend Wellness Holdings, Inc.” and effected a 2:1 reverse stock split (the “Conversion”). On April 22, 2021, subsequent to the Conversion, we entered into an exchange agreement with AGP whereby AGP exchanged 65,000 shares of Class A Common Stock for the same number of shares of Class B Common Stock. Abner Kurtin and Francis Perullo are the beneficial owners of AGP.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, proposed director, executive officer, nor any of their respective associates or affiliates, is or has been indebted to the Company or its subsidiaries since the beginning of the Corporation’s most recently completed financial year.

AUDIT COMMITTEE REPORT

In the course of providing its oversight responsibilities regarding the Company’s financial statements for the year ended December 31, 2021, the Audit Committee reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and Macias Gini & O’Connell LLP, our independent auditor. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent auditor that auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to Stockholders on Form 10-K for the year ended December 31, 2021. The Audit Committee and the Board have also recommended the appointment of Macias Gini & O’Connell LLP as independent auditors for the Company for the fiscal year ending December 31, 2022.

Submitted by the Audit Committee Members:
Scott Swid, Chair
Abner Kurtin
Joseph Hinrichs

STOCKHOLDER PROPOSALS

To be included in the proxy materials for our 2023 annual meeting of stockholders, proposals of stockholders must be received by us no later than November 25, 2022, which is 120 calendar days prior to the first anniversary of the expected mailing date of this proxy statement. To be included in the proxy materials for our 2023 annual meeting of stockholders, in accordance with our bylaws, stockholder proposals, including director nominations, must be received by us not less than 45 nor more than 75 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for our 2022 annual meeting of stockholders. Proposals to be included in our proxy materials must comply with the requirements established by the United States Securities and Exchange Commission for such proposals, which are set forth in Rule 14a-8 under the Exchange Act.

To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 7, 2023.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

PRINCIPAL EXECUTIVE OFFICE

Our principal executive office is located at 1411 Broadway, 16th Floor, New York, NY 10018.

ADDITIONAL INFORMATION

Additional information relating to the Company is available under the Company's profile on the SEC’s website at www.sec.gov or under its SEDAR profile at www.sedar.com. Financial information is provided in the Company’s Annual Report to Stockholders on Form 10-K for the year ended December 31, 2021, a copy of which may be obtained under the Corporation’s profile on the SEC’s website at www.sec.gov, under its SEDAR profile at www.sedar.com or upon written request to the Corporate Secretary at 1411 Broadway, 16th Floor, New York, NY 10018.

Appendix A

ASCEND WELLNESS HOLDINGS, INC.

2021 STOCK INCENTIVE PLAN

Section 1.     Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors, independent contractors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through stock-based awards and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

Section 2.     Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)            “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)            “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Dividend Equivalent granted under the Plan.

(c)            “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 10(b).

(d)            “Board” shall mean the Board of Directors of the Company.

(e)            “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)            “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board. Notwithstanding the foregoing, if, and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board.

(g)            “Company” shall mean Ascend Wellness Holdings, Inc., a corporation incorporated under the laws of Delaware and any successor corporation.

(h)            “CSE” means the Canadian Securities Exchange.

(i)            “Director” shall mean a member of the Board.

(j)            “Dividend Equivalent” shall mean any right granted under Section 6(b) of the Plan.

(k)            “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person and any consultants or advisors must not be engaged in connection with the offer or sale of securities in a capital-raising transaction, or to directly or indirectly promote or maintain a market for the Company’s securities.

(l)            “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Shares are listed on the CSE or any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on the last trading day prior to such date, and if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares. Notwithstanding the foregoing, in the event that the Shares are listed on the CSE, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of the Shares on the CSE on (i) the trading day prior to the date of grant of the Options, and (ii) the date of grant of the Options; (b) if the Shares are not so listed on the CSE or any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Markets, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(m)            “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(n)            “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)            “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase Shares of the Company.

(p)            “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(q)            “Plan” shall mean the Ascend Wellness Holdings, Inc. 2021 Stock Incentive Plan, as amended from time to time.

(r)            “Prior Equity Plan” shall mean current equity incentive plan of the Company, as amended from time to time.

(s)            “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(t)            “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date, provided that in the case of Participants who are liable to taxation under the Tax Act in respect of amounts payable under this Plan, that such date shall not be later than December 31 of the third calendar year following the year services were performed in respect of the corresponding Restricted Stock Unit awarded.

(u)            “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(v)            “Securities Act” shall mean the Securities Act of 1933, as amended.

(w)            “Share” or “Shares” shall mean shares or common shares in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan), provided that such class is listed on a securities exchange.

(x)            “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(y)            “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(z)            “Tax Act” means the Income Tax Act (Canada).

(aa)          “U.S. Award Holder” shall mean any holder of an Award who is a “U.S. person” (as defined in Rule 902(k) of Regulation S under the Securities Act) or who is holding or exercising Awards in the United States.

Section 3.     Administration

(a)            Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Sections 6 and 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations of Sections 6 and 7; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (but excluding promissory notes), or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)            Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers or directors of the Company or (ii) in such a manner as would contravene stock exchange rules, applicable law or applicable exchange rules.

(c)            Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise all the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of applicable securities laws; and only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d)            Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.     Shares Available for Awards

(a)            Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 10% of the number of Shares issued and outstanding as of the date of shareholder approval of this Plan. The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan and the Prior Equity Plan in accordance with the Share counting rules described in Section 4(b) below. On and after shareholder approval of this Plan, no awards shall be granted under the Prior Equity Plan, but all outstanding awards previously granted under the Prior Equity Plan shall remain outstanding and subject to the terms of the Prior Equity Plan. For avoidance of doubt, the maximum number of Shares available for grants of Incentive Stock Options under the Plan is limited to 10% of issued and outstanding Shares as of the date of shareholder approval of this Plan.

(b)            Counting Shares. For the purposes of this Section 4 if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)	Shares Added Back to Reserve. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. In addition, any Shares subject to any outstanding award under the Prior Equity Plan that, on and after the date shareholders approve the Plan, are not purchased or are forfeited, paid in cash or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award shall again be available for granting Awards under the Plan.

(ii)	Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iii)	Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)            Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award, and (iv) the limitation contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)            Additional Award Limitations. If, and so long as, the Company is listed on the CSE, the aggregate number of Shares issued or issuable to persons providing Investor Relations Activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of Shares then outstanding.

Section 5.     Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision. Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect an Eligible Person's relationship or employment with the Company. Notwithstanding any express or implied term of this Plan to the contrary, the granting of an Award pursuant to the Plan shall in no way be construed as a guarantee of employment by the Company to the Participant.

Section 6.     Awards

(a)            Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, in the event that the expiry date of an Option held by a non-U.S. Award Holder falls within a trading blackout period imposed by the Company (a “Blackout Period”), and neither the Company nor the individual in possession of the Options is subject to a cease trade order in respect of the Company’s securities, then the expiry date of such Option shall be automatically extended to the 10th business day following the end of the Blackout Period.

(iii)	Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not permit payment of the exercise price, either in whole or in part, with a promissory note.

(B)	Net Exercises. The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)	Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).

(B)	All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(C)	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

(D)	The purchase price per Share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(F)	An Incentive Stock Option may be exercised during the Participant’s lifetime only by the Participant. An Incentive Stock Option may not be transferred, assigned, or pledged by the Participant except by will or the laws of descent and distribution.

(b)            Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that, subject to applicable law and stock exchange rules, the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)            Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)	Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii)	Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock, which may include lock-up restrictions. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)	Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company for cancellation at no cost to the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)            Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options and Stock Appreciation Rights and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying Restricted Stock or Restricted Stock Unit Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.

(e)            General.

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)	Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)	Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Committee may permit the transfer of an Award to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(iv)	Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(v)	Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(vi)	Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vii)	Undisclosed Information. The Committee may not set Award exercise prices or other prices at which Shares may be issued on the basis of market prices that do not reflect information known to management that has not been disclosed, except where the Award or issuance relates directly to the undisclosed event and the grantee or recipient of the Shares is not an employee or insider of the Company at the time of grant or issue, in compliance with, and subject to any change in, CSE policies.

Section 7.	Amendment and Termination; Corrections

(a)           Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided, however, that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Award is in compliance with CSE policies. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)	correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan;

(ii)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(iii)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof);

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan; or

(v)	make any other amendment, whether fundamental or otherwise, not requiring shareholders’ approval under CSE policies, applicable securities laws, the rules or regulations of the Securities and Exchange Commission or any other securities exchange that are applicable to the Company.

For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(I)	require shareholder approval under CSE policies, applicable securities laws, the rules or regulations of the Securities and Exchange Commission or any other securities exchange that are applicable to the Company;

(II)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(III)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6 of the Plan;

(IV)	permit the award of Options or Stock Appreciation Rights at a price less than one-hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

(V)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b) or extend the terms of any Options beyond their original expiry date; or

(VI)	amend this Section 7(a);

(b)           Corporate Transactions. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)	either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)	that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)	that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Section 8.	Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, for avoidance of doubt, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (c) by any other means set forth in the applicable Award Agreement.

Section 9.	U.S. Securities Laws

(a)           All Awards and securities which may be acquired pursuant to the exercise of the Awards to be issued pursuant to the Plan will be issued pursuant to the registration requirements of the U.S. Securities Act and applicable state securities laws or an exemption from such registration requirements.

(b)           In addition to the other provisions of the Plan (and notwithstanding any other provision of the Plan to the contrary), the following limitations and requirements will apply to any Award granted to a Participant that receives an Award issued in reliance on Section 25102(o) of the California Corporations Code (each, a “California Participant”).

(i)	The following rules shall apply to any Option in the event of termination of the Participant’s service to the Company or an Affiliate:

(A)	If such termination was for reasons other than death, “Permanent Disability” (as defined below), or cause, the Participant shall have at least 30 days after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date, provided that in no event shall the Option be exercisable after the expiration of the term as set forth in the Award Agreement.

(B)	If such termination was due to death or Permanent Disability, the Participant shall have at least six months after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date, provided that in no event shall the Option be exercisable after the expiration of the term as set forth in the Award Agreement.

“Permanent Disability” for purposes of this Section 9 shall mean the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company or any Affiliate because of the sickness or injury of the Participant.

(ii)	Notwithstanding anything to the contrary in the Plan, the Committee or the Board shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.

(iii)	Notwithstanding anything stated herein to the contrary, no Option shall be exercisable on or after the tenth anniversary of the date of grant and any Award Agreement shall terminate on or before the tenth anniversary of the date of grant.

Section 10.	General Provisions

(a)           No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)           Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)           Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)           No Rights of Shareholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)           No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)           No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee or Director of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee or Director might otherwise have enjoyed but for termination of employment or directorship, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)           Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)           Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)           No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)           Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)           No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)           Clawback and Recoupment. All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

(m)           Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11.	Effective Date of the Plan

The Plan was adopted by the Board on June 29, 2021.

Section 12.	Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the tenth anniversary of the earlier of the date of adoption of the Plan by the Board or date of approval by the Company’s shareholders or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Appendix B

ASCEND WELLNESS HOLDINGS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

(As Adopted June 29, 2021)

1.           Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Shares through accumulated payroll deductions. Subject to the Company obtaining shareholder approval of the Plan, it is the intention of the Company to have the Plan and the Offerings thereunder qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the Offerings, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. Notwithstanding the foregoing, and for greater certainty, the Plan may provide employees of the Company and its Designated Subsidiaries with the opportunity to purchase Common Shares through accumulated payroll deductions, which need not qualify as an “employee stock purchase plan” under Section 423 of the Code, pursuant to separate sub-plans, appendices, rules or procedures as may be adopted by the Administrator and designed to achieve tax, securities law compliance or other objectives for Eligible Employees, the Company and the Designated Subsidiaries in locations outside of the United States. Except as otherwise provided herein or determined by the Administrator, such Non-Section 423 opportunities will operate and be administered in the same manner as the Section 423 opportunities.

2.           Definitions.

(a)           “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b)           “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the Plan.

(c)           “Black Out Period” means any period during which a policy of the Company prevents trading in the Common Shares.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(f)           “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(g)           “Common Shares” means the common shares of the Company.

(h)           “Company” means Ascend Wellness Holdings, Inc., a Delaware corporation.

(i)           “Compensation” means an Employee’s base straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

(j)           “Designated Subsidiary” means any Subsidiary that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan or any Offering.

(k)           “Director” means a member of the Board.

(l)           “Eligible Employee” means any individual who is a common law employee of an Employer and is customarily employed for at least twenty (20) hours per week, provided that, the term “employee” shall not include any individual who performs services for the Company or any Designated Subsidiary pursuant to (i) an agreement (written or oral) that classifies such individual’s relationship with the Company or any Designated Subsidiary as other than an employee of the Company or any Designated Subsidiary, regardless of whether such individual is at any time determined to be an employee of the Company or any Designated Subsidiary, or (ii) a collective bargaining agreement that provides for the exclusion of such individual from participation in this Plan. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves. Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave. The Administrator, in its discretion, from time to time may, prior to the Offering Date of an Offering, determine (on a uniform and nondiscriminatory basis) that the definition of Eligible Employee will or will not include an individual if he or she: (ia) has not completed a period of time as may be determined by the Administrator in its discretion (but not to exceed two (2) years of service since his or her last hire date), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), or (iv) is a highly compensated employee under Section 414(q) of the Code with compensation above a certain level or who are Officers or subject to the disclosure requirements of Section 16(a) of the Exchange Act. Notwithstanding any provision of the Plan, the Administrator may in its sole discretion prior to the Offering Date of an Offering determine that citizens or residents of a foreign jurisdiction who are employed by the Company or a Designated Subsidiary shall not be Eligible Employees if, as of the Offering Date of the grant of an Option to citizens or residents of the foreign jurisdiction is prohibited under the laws of such jurisdiction; or compliance with the laws of the foreign jurisdiction would cause the Offering to violate the requirements of Code Section 423. For rules regarding participation of foreign Subsidiaries, Section 27 shall govern.

(m)           “Employer” means any one or all of the Company and its Designated Subsidiaries.

(n)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(o)           “Exercise Date” means the last Trading Day of each Purchase Period. Notwithstanding the foregoing, the Administrator, in its discretion, from time to time may, prior to the Offering Date of an Offering, determine (on a uniform and nondiscriminatory basis) when the Exercise Dates will occur during a Purchase Period.

(p)           “Fair Market Value” means, with respect to Common Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Administrator. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Fair Market Value of the Common Shares on a given date for purposes of the Plan shall be the volume weighted average price of the Common Shares on Canadian Stock Exchange (or such other exchange as applicable to the relevant Participant) for the five days on which Common Shares were traded immediately preceding the date in respect of which Fair Market Value is to be determined. In all other cases, Fair Market Value shall mean the amount which is determined by the Administrator, in good faith, to be the fair market value of one Common Share.

(q)           “Fiscal Year” means the fiscal year of the Company.

(r)           “New Exercise Date” means a new Exercise Date set by shortening any Offering Period then in progress.

(s)           “Offering” means the grant of Options to purchase Common Shares under the Plan to Eligible Employees. The terms of each Offering need not be identical; provided, however, that the rights and privileges established with respect to an Offering will apply in an identical manner to all employees of the Company and each Designated Subsidiary that are granted Options under the Offering.

(t)           “Offering Date” means the first Trading Day of each Offering Period.

(u)           “Offering Period” means, subject to Section 4, the period of time the Administrator may determine prior to an Offering Date, for Options to be granted on such Offering Date, during which an Option granted under the Plan may be exercised, not to exceed twenty-seven (27) months.

(v)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)           “Option” means an option to purchase Common Shares during an Offering Period granted pursuant to the Plan.

(x)           “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)           “Participant” means an Eligible Employee who holds an outstanding Option granted pursuant to the Plan.

(z)           “Plan” means this Ascend Wellness Holdings, Inc. 2021 Employee Stock Purchase Plan, as set forth herein and as may be amended from time to time.

(aa)           “Purchase Period” means the period during an Offering Period during which Common Shares may be purchased on a Participant’s behalf in accordance with the terms of the Plan or Offering. The duration and timing of Purchase Periods may be established or changed by the Administrator at any time, in its sole discretion. Notwithstanding the foregoing, in no event may a Purchase Period exceed the duration of the Offering Period under which it is established. Unless and until the Administrator provides otherwise, the Purchase Period will have the same duration and coincide with the length of the Offering Period.

(bb)           “Purchase Price” shall be determined by the Administrator (on a uniform and nondiscriminatory basis) prior to an Offering Date for all Options to be granted on such Offering Date, subject to compliance with Section 423 of the Code and Treasury regulations promulgated thereunder (or any successor rule or provision or any other Applicable Laws) or pursuant to Section 20. Unless and until the Administrator provides otherwise with respect to an Offering, the Purchase Price will be equal to eighty-five percent (85%) of the Fair Market Value of a Common Share on the Offering Date or the Exercise Date, whichever is lower. If such price contains a fraction of one tenth of one cent, the Purchase Price shall be increased to the next higher tenth of one cent.

(cc)           “Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

(dd)           “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ee)           “Trading Day” means a day on which the national stock exchange upon which the Common Shares are listed is open for trading.

3.           Eligibility.

(a)           Offering Periods.  Any individual who is an Eligible Employee on a given Offering Date of any Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 5.

(b)           Limitations.  Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an Option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the Common Shares at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

4.           Offering Periods.  The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 15 and July 15 each year, or on such other date as the Administrator will determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The first Offering Period under the Plan will be determined by the Administrator. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without shareholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.           Participation.  An Eligible Employee may participate in the Plan pursuant to Section 3 by (a) submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator prior to an applicable Offering Date, a properly completed subscription agreement, substantially in the form of Exhibit A or such other form suggested by the Administrator, from time to time, authorizing payroll deductions in the form provided by the Administrator for such purpose, or (b) following an electronic or other enrollment procedure prescribed by the Administrator.

6.           Payroll Deductions.

(a)           At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a Participant will have the payroll deductions made on such day applied to his or her account under the subsequent Purchase or Offering Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof. Except as may be expressly provided in the Plan, pursuant to separate sub-plan, appendix, rule or procedure as may be adopted by the Administrator, an Eligible Employee may participate in the Plan only by means of payroll deduction.

(b)           Payroll deductions for a Participant will commence on the first pay day following the Offering Date and will end on the last pay day prior to the Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof.

(c)           All payroll deductions made for a Participant will be credited to his or her account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account. No interest shall be paid to any Participant or credited under the Plan (except as may be required by applicable local laws).

(d)           A Participant may discontinue his or her participation in the Plan as provided in Section 10 by (i) properly completing and submitting to the Company’s payroll office (or its designee), on or before a date prescribed by the Administrator, the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator. Unless the Administrator provides otherwise in applicable enrollment forms, a Participant’s payroll deductions will not continue for future Offering Periods unless the Participant makes an affirmative election to continue payroll deductions for such Offering Periods. Unless the Administrator determines otherwise prior to the beginning of an Offering Period, a Participant may not increase or decrease the rate of his or her payroll deductions during the Offering Period, other than a decrease due to a discontinuance of participation. To the extent the Administrator permits changes in payroll deductions, the Administrator may, in its sole discretion, limit the nature and/or number of payroll deduction rate changes that may be made by Participants during any Offering Period.

(e)           Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), or if the Administrator reasonably anticipates a Participant has contributed a sufficient amount to purchase a number of Common Shares equal to or in excess of the applicable limit for such Offering Period (as set forth in Section 7 or as established by the Administrator), a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Subject to Section 423(b)(8) of the Code and Section 3(b) hereof, for Participants who have had their contributions reduced due to the applicable limits on the maximum number of Common Shares that may be purchased in any Offering Period, payroll deductions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f)           At the time the Option is exercised, in whole or in part, or at the time some or all of the Common Share issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s or the Employer’s federal, state, or any other tax liability payable to any authority, national insurance, Social Security or other tax withholding obligations, if any, which arise upon the exercise of the Option or the disposition of the Common Shares. At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Shares by the Eligible Employee.

(g)           Notwithstanding any provision of the Plan, no payroll deductions may commence during an Offering Period unless the Common Shares to be issued upon exercise of the Options granted in the Offering are covered by an effective registration statement pursuant to the Securities Act and applicable state securities laws or may be issued pursuant to an applicable exemption from such registration requirements. If on an Offering Date the Common Shares are not so registered or no such exemption is available, no payroll deductions shall take effect on such Offering Date, and the Offering Date shall be delayed until the Common Shares are subject to such an effective registration statement or an applicable exemption is available.

(h)           Notwithstanding any other provisions of this Plan, if a Blackout Period is in effect, an Eligible Employee subject to the Blackout Period (a) may not enroll (as set forth in Section 5) until after the end of the Blackout Period, and (b) may not voluntarily discontinue his or her participation in this Plan (as set forth in Section 6) until after the end of the Blackout Period.

7.           Grant of Option.  On the Offering Date of each Offering, each Eligible Employee participating in such Offering will be granted an Option to purchase on each Exercise Date during the applicable Offering Period (at the applicable Purchase Price) up to a number of Common Shares determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Offering Period more than ten thousand (10,000) Common Shares (subject to any adjustment made by the Administrator and announced prior to the scheduled beginning of the first Offering Period to be affected thereafter or pursuant to Section 19), and provided further that such purchase will be subject to the limitations set forth in Sections 3(b) and 13. The Eligible Employee may accept the grant of such Option by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offerings, increase or decrease, in its absolute discretion, the maximum number of Common Shares that an Eligible Employee may purchase during each Purchase Period or Offering Period. Exercise of the Option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The Option will expire on the last day of the Offering Period. Without limiting he generality of the foregoing and for greater certainty, the Administrator may limit the number or value of Common Shares available during any 12-month period by Participants in specified countries or working for specified Designated Subsidiaries, if necessary to avoid securities law filings, achieve tax objectives or to meet other Company compliance objectives in particular non-U.S. jurisdictions.

8.           Exercise of Option.

(a)           Unless a Participant withdraws from the Plan as provided in Section 10, his or her Option will be exercised automatically on the Exercise Date, and the maximum number of full Common Shares subject to the Option will be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional Common Shares will be purchased; any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full Common Share will be retained in the Participant’s account for the subsequent Offering, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s Option to purchase Common Shares hereunder is exercisable only by him or her.

(b)           Notwithstanding any contrary Plan provision, if the Administrator determines that, on a given Exercise Date, the number of Common Shares with respect to which Options are to be exercised may exceed (i) the number of Common Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of Common Shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion provide that the Company will make a pro rata allocation of the Common Shares available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising Options to purchase Common Shares on such Exercise Date, and either (A) continue all Offering Periods then in effect or (B) terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the Common Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Common Shares for issuance under the Plan by the Company’s shareholders subsequent to such Offering Date.

9.           Delivery.  As soon as reasonably practicable after each Exercise Date on which a purchase of Common Shares occurs, the Company will arrange the delivery to each Participant, as appropriate, of the Common Shares purchased upon exercise of his or her Option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that Common Shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of Common Share transfer. The Company may require that Common Shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Common Shares. All certificates for Common Shares delivered pursuant to the Plan and all Common Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with U.S. and non-U.S. federal, state, provincial or local securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Common Shares are listed, quoted, or traded. No Participant will have any voting, dividend, or other stockholder rights with respect to Common Shares subject to any Option granted under the Plan until such Common Shares have been purchased and delivered to the Participant as provided in this Section 9. Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company may, in lieu of delivering to any Participant certificates evidencing Common Shares issued in connection with any Option, record the issuance of Common Shares in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.           Withdrawal.

(a)           Pursuant to procedures established by the Administrator, a Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her Option under the Plan at any time by (i) submitting to the Company’s payroll office (or its designee) a written notice of withdrawal in the form prescribed by the Administrator for such purpose, or (ii) following an electronic or other withdrawal procedure prescribed by the Administrator. The Administrator may impose a deadline before an Exercise Date for withdrawing. All of the Participant’s payroll deductions credited to his or her account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal and such Participant’s Option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of Common Shares will be made for such Offering Period. If a Participant withdraws from an Offering, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5 hereof.

(b)           A Participant’s withdrawal from an Offering will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offerings which commence after the termination of the Offering from which the Participant withdraws.

11.           Termination of Employment.  Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such Participant’s account during the Offering Period but not yet used to purchase Common Shares under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s Option will be automatically terminated. For greater certainty and without limiting the generality of the foregoing, the date of termination of the Participant's employment for purposes of this Section 11 shall be the date such termination is stated effective in the notice of termination provided by the Company or a Designated Subsidiary to the Participant, and shall not be extended by and shall not include any period during which the Participant is in receipt of, or is eligible to receive, any statutory, contractual or common law notice or compensation in lieu thereof of severance payments following the actual date of termination.

12.           Interest.  No interest will accrue on the payroll deductions of a Participant in the Plan.

13.           Stock.

(a)           Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of Common Shares which will be made available for sale under the Plan will be four (4) million Common Shares.

(b)           Until the Common Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will only have the rights of an unsecured creditor with respect to such Common Shares, and no right to vote or receive dividends or any other rights as a shareholder will exist with respect to such Common Shares.

(c)           Common Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant.

14.           Administration.  The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. As of the date hereof, the Compensation Committee of the Board is the Administrator of the Plan. The Administrator will have full and exclusive discretionary authority, subject to, and within the limitations of, the express provisions of the Plan:

(a)           To determine how and when Options to purchase Common Shares shall be granted and the provisions of each Offering of such Options (which need not be identical);

(b)           To designate from time to time which Subsidiaries of the Company shall be eligible to participate in the Plan as Designated Subsidiaries;

(c)           To construe, interpret and apply the terms of the Plan and, in the exercise of this power, correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(d)           To determine eligibility and to adjudicate all disputed claims filed under the Plan;

(e)           To adopt rules or procedures relating to the operation and administration of the Plan, including, without limitation, rules and procedures regarding eligibility to participate in the Plan or any Offering, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, withholding procedures and handling of stock certificates which vary with local requirements and such other procedures as are necessary to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States;

(f)           To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States; and

(g)          Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as a tax-qualified employee stock purchase plan.

Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revert to the Board some or all of the powers previously delegated. Further, to the extent not prohibited by Applicable Laws, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. Whether or not the Board has delegated administration of the Plan to a Committee, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

15.           Death of Participant.  In the event of the death of a Participant, the Company shall, subject to local law, deliver any remaining cash balance to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash balance to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate. All Common Shares held by a broker or designated agent of the Company shall be delivered, subject to local law, to such beneficiary named under the brokerage or agent account (or if there is no such beneficiary, as provided under the account).

16.            Transferability.  Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive Common Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from an Offering in accordance with Section 10 hereof.

17.           Use of Funds.  Except as otherwise required by local law and/or Section 18 herein, the Company may use all payroll deductions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such payroll deductions. Until Common Shares are issued, Participants will only have the rights of an unsecured creditor with respect to such Common Shares.

18.           Reports.  Individual bookkeeping accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number Common Shares purchased and the remaining cash balance, if any. Notwithstanding the foregoing, all payroll deductions received under the Plan shall be deposited with the general funds of the Company except where applicable law requires that contributions be deposited with an independent third party.

19.           Adjustments, Dissolution, Liquidation, Merger or Change in Control.

(a)           Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Common Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Shares occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Shares which may be delivered under the Plan, the Purchase Price per share and the number of Common Shares covered by each Option under the Plan which has not yet been exercised, and the numerical limits of Sections 7 and 13 hereof.

(b)          Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)          Corporate Transaction.  In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Common Shares or other securities of the Company or any other similar corporate transaction or event involving the Company, each outstanding Option will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Offering Period with respect to which such Option relates will be shortened by setting a New Exercise Date and will end on the New Exercise Date. The New Exercise Date will occur before the date of the Company’s proposed corporate transaction. The Administrator will notify each Participant in writing prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.          Amendment or Termination.

(a)          The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of Common Shares on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts which have not been used to purchase Common Shares will be returned to the Participants (without interest thereon, except as otherwise required under local laws) as soon as administratively practicable.

(b)          Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c)          In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)          amending the Plan to conform with the safe harbor definition under FASB ASC 718-50-25-1, including with respect to an Offering Period underway at the time;

(ii)          altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(iii)        shortening any Offering Period by setting a New Exercise Date or terminating any outstanding Offering Period and returning contributions made through such date to Participant, including an Offering Period underway at the time of the Administrator action;

(iv)        allocating Common Shares;

(v)         reducing the maximum percentage of Compensation a Participant may elect to set aside as payroll deductions; and

(vi)        reducing the maximum number of Common Shares a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Plan Participants.

21.          Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.          Conditions Upon Issuance of Common Shares.   Common Shares will not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Common Shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance. Without limiting the generality of the foregoing, the Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Option, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Shares are being purchased only for investment and without any present intention to sell or distribute such Common Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.          California Provisions.  In addition to the other provisions of the Plan (and notwithstanding any other provision of the Plan to the contrary), the following limitations and requirements will apply to any award granted to a Participant in reliance on Section 25102(o) of the California Corporations Code.

(a)          The following rules shall apply to any Option in the event of termination of the Participant’s service to the Company:

(i)          If such termination was for reasons other than death, “Permanent Disability” (as defined below), or cause, the Participant shall have at least 30 days after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date.

(ii)          If such termination was due to death or Permanent Disability, the Participant shall have at least six months after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date.

“Permanent Disability” for purposes of this Section 23 shall mean the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company or any Affiliate because of the sickness or injury of the Participant.

(b)          Notwithstanding anything to the contrary in the Plan, the Committee or the Board shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.

(c)          Notwithstanding anything stated herein to the contrary, no Option shall be exercisable on or after the tenth anniversary of the date of grant and any subscription agreement shall terminate on or before the tenth anniversary of the date of grant.

(d)          Notwithstanding anything stated herein to the contrary, all Options must be granted within ten years from the date of adoption of the Plan or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

(e)          The Company shall furnish summary financial information (audited or unaudited) of the Company’s financial condition and results of operations, consistent with the requirements of applicable law, at least annually to each California Participant during the period such Participant has one or more awards outstanding, and in the case of an individual who acquired Common Shares pursuant to the Plan, during the period such Participant owns such Common Shares; provided, however, the Company shall not be required to provide such information if (i) the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information or (ii) the Plan or any award agreement complies with all conditions of Rule 701 under the Securities Act; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701 under the Securities Act.

24.          Term of Plan.  The Plan will become effective upon its adoption by the Board, but no Offerings will be treated as qualified under Section 423 of the Code unless the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after of its approval by the Board. The Plan will continue in effect until terminated under Section 20 or until no Options are available for grants hereunder.

25.          Shareholder Approval.  The Plan’s qualified status under Section 423 of the Code will be contingent upon approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26.          Covenants of the Company.  The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Common Shares upon exercise of the Options. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Shares upon exercise of such Options unless and until such authority is obtained.

27.          Not a Contract of Employment.  The Plan and Offerings do not constitute an employment contract. Nothing in the Plan or in any Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Subsidiary, or on the part of the Company or a Subsidiary to continue the employment of a Participant.

28.          International Participants.  The Committee shall have the power and authority to allow any of the Company’s Subsidiaries other than Designated Subsidiaries to adopt and join in a portion of this Plan for employees of any such Subsidiary who are generally not subject to income taxation by the United States, and such portion is not intended to comply with Section 423 of the Code (the “Non-U.S. Portion”). If the Committee allows any Subsidiary other than a Designated Subsidiary to adopt the Non-U.S. Portion of the Plan, the Committee may allow certain employees of such Subsidiaries who work or reside outside of the United States an opportunity to acquire Common Shares in accordance with such special terms and conditions as the Committee may adopt from time to time, which terms and conditions may modify the terms and conditions set forth elsewhere in this Plan, with respect to such employees. Without limiting the authority of the Committee, the special terms and conditions that may be adopted with respect to any foreign country need not be the same for all foreign countries; and may include but are not limited to the right to participate, procedures for elections to participate, the payment of any interest with respect to amounts received from or credited to accounts held for the benefit of such employees who elect to participate, the purchase price of any Common Shares to be acquired, the length of any Offering Period, the maximum amount of contributions, credits or shares that may be acquired by any such participating employees, procedures regarding handling of payroll deductions, conversion of local currency, payroll tax withholding procedures, tax reporting and handling of share certificates which vary with local requirements and a participating employee’s rights in the event of his or her death, disability, withdrawal from participation in the purchase of shares under the Non-U.S. Portion of the Plan, or termination of employment. Any rights granted under the Non-U.S. Portion of the Plan to must be limited to non-resident alien individuals employed by Subsidiaries that are not Designated Subsidiaries and operate outside the United States, such that the grant is treated under section 1.409A-1(b)(8) of the Treasury Regulations as not providing deferred compensation for such individuals.

29.          Tax Withholding. At the time of any taxable event that creates a withholding obligation for the Company, a Designated Subsidiary or a Subsidiary, the Participant will make adequate provision for any U.S. and non-U.S. federal, state, provincial and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax and any employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with his or her participation in the Plan.. In their sole discretion, and except as otherwise determined by the Administrator, the Company or a Subsidiary that employs or employed the Participant may satisfy their obligations to withhold such tax-related items by (a) increased withholding from the Participant’s wages or other compensation, (b) withholding a sufficient whole number Common Shares otherwise issuable following exercise of the Option having an aggregate value sufficient to pay the aforementioned tax-related items required to be withheld with respect to the Option and/or shares, (c) withholding from proceeds from the sale of Common Shares issued upon exercise of the Option, either through a voluntary sale or a mandatory sale arranged by the Company, or (d) cash payments to the Company or a Designated Subsidiary or a Subsidiary, as applicable, by a Participant.

30.          Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Option, and any rules and regulations relating to the Plan or any Option.

EXHIBIT A to 2021 Employee Stock Purchase Plan

ASCEND WELLNESS HOLDINGS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

☐	Original Application	Offering Date:
☐	Change in Payroll Deduction Rate

1.          I, _________________________, hereby elect to participate in the Ascend Wellness Holdings, Inc. 2021 Employee Stock Purchase Plan (the “Plan”), and subscribe to purchase the Company’s Common Shares in accordance with this Subscription Agreement and the Plan.

2.          I hereby authorize payroll deductions from each paycheck in the amount of ___% of my Compensation on each payday (from 0% to 20%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3.          I understand that said payroll deductions will be accumulated for the purchase of Common Shares at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option and purchase Common Shares under the Plan.

4.          I have received a copy of the complete Plan and its accompanying prospectus. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

5.          Common Shares purchased for me under the Plan should be issued in my name.

6.          I understand that if I dispose of any shares received by me pursuant to the Employee Stock Purchase Plan within two (2) years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one (1) year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Shares by me.

7.          If I dispose of such shares at any time after the expiration of the two (2)-year and one (1)-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

8.          I hereby agree to be bound by the terms of the Plan and the applicable Offering document. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
Signature of Employee

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

EXHIBIT B to 2021 Employee Stock Purchase Plan

ASCEND WELLNESS HOLDINGS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned Participant in the Offering Period of the Ascend Wellness Holdings, Inc. 2021 Employee Stock Purchase Plan (the “Plan”) that began on _____________________ (the “Offering Date”), hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all of the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of Common Shares in the current Offering Period and the undersigned will be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name:
Address:

Signature:
Date:

Appendix C

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

ASCEND WELLNESS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-254800	83-0602006
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1411 Broadway

16th Floor

New York, NY 10018

(Address of principal executive offices)

(646) 661-7600

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Independent Registered Public Accounting Firm.

On September 28, 2021, Ascend Wellness Holdings, Inc. (the “Company”) notified Marcum LLP (“Marcum”) that it was being dismissed as the Company’s independent registered public accounting firm effective September 28, 2021. The decision to dismiss Marcum as the Company’s independent registered public accounting firm was recommended by the Company’s audit committee (the “Audit Committee”) and approved by the Company’s board of directors (the “Board”).

Marcum’s reports on the consolidated financial statements of Ascend Wellness Holdings, LLC as of and for the years ended December 31, 2020, and 2019 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2020, and the subsequent interim periods through September 28, 2021, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”), and the related instructions thereto, with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports; or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except certain material weaknesses in the Company’s internal control over financial reporting, as discussed in the Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021.

The Company provided Marcum with the disclosures under this Item 4.01 of Form 8-K and requested Marcum to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01 of Form 8-K and, if not, stating the respects in which it does not agree. Marcum’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)  Appointment of New Independent Registered Public Accounting Firm.

On September 28, 2021, the Board approved, on the recommendation by the Audit Committee, the appointment of Macias Gini and O’Connell LLP (“MGO”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2021, effective immediately. During the Company’s two most recent fiscal years ended December 31, 2020, and 2019, and the subsequent interim periods through September 28, 2021, neither the Company nor anyone acting on its behalf consulted with MGO with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and MGO did not provide either a written report or oral advice to the Company that MGO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) (a) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (b) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
16.1	Letter of Marcum LLP dated October 1, 2021 to the SEC regarding statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ascend Wellness Holdings, Inc.

October 1, 2021	/s/ Daniel Neville
Daniel Neville Chief Financial Officer (Principal Financial Officer)

Exhibit 16.1

October 1, 2021

Office of the Chief Accountant

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Ladies and Gentlemen:

We have read the statements made by Ascend Wellness Holdings, Inc. included under Item 4.01 of its Form 8-K dated September 28, 2021. We agree with the statements concerning our Firm under Item 4.01 in such Form 8-K. We are not in a position to agree or disagree with other statements of Ascend Wellness Holdings, Inc. contained therein.

Very truly yours,

/s/ Marcum LLP

Marcum LLP

New York, NY

ASCEND WELLNESS HOLDINGS, INC. Form of Proxy – Annual Meeting to be held on May 6, 2022 Sᵗᵒᶜᵏ Eˣᶜʰᵃⁿᵍᵉ Tᵒʷᵉʳ Calgary, AB T2P 3C4Appointment of Proxyholder I/We being the undersigned holder(s) of Ascend Wellness Holdings, Inc. (the “Company”) hereby appoint Abner Kurtin or failing this person, Francis Perullo ORPrint the name of the person you are appointing if this person is someone other than the Board Nominees listed herein:as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Ascend Wellness Holdings, Inc. to be held virtually at https://web.lumiagm.com/218648002 at 10:00 a.m. (Eastern Time) or at any adjournment or postponement thereof.1. Election of Directors. For Withhold For Withhold For Withhold a. Abner Kurtin b. Joseph Hinrichs c. Emily Paxhia d. Francis Perullo e. Scott Swid2. Appointment of Auditor. To ratify the appointment of Macias Gini & O'Connell LLP as the independent registered public accounting firm of the Company.3. Stock Incentive Plan. To approve the adoption of the Company’s 2021 stock incentive plan.4. Employee Stock Purchase Plan. To approve the adoption of the Company’s 2021 employee stock purchase plan.For Against AbstainFor Against AbstainFor Against AbstainAuthorized Signature(s) – This section must be completed for your instructions to be executed.I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board.Signature(s): Date/ / MM / DD / YYQuarterly Reports – Check the box to the right if you would like to RECEIVE our Quarterly Reports on Form 10-Q by mail. See reverse for instructions to sign up for delivery by email.Annual Report – Check the box to the right if you would like to RECEIVE our Annual Report on Form 10-K by mail. See reverse for instructions to sign up for delivery by email.

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 12:00 p.m., Eastern Time, on May 3, 2022. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE PRIOR TO 12:00 P.M. (EASTERN TIME) ON MAY 3, 2022:To Vote Your Proxy Online please visit: https://login.odysseytrust.com/pxlogin and click on VOTE. You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.Stockholder Address and Control Number HereTo Virtually Attend the Meeting:You can attend the meeting virtually by visiting https://web.lumiagm.com/218648002 and entering the meeting ID 218-648-002 (password ascend2022). For further information on the virtual AGM and how to attend it, please view the management information circular of the company.To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.comVoting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.